THE ALGER FUNDS

360 Park Avenue South

New York, NY 10010

U.S.A.

ALGER INTERNATIONAL GROWTH FUND

ALGER SMALL CAP GROWTH FUND

ALGER MID CAP GROWTH FUND

PROSPECTUS

March 2014

Custodian

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachusetts 02109

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

Main Distributor

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

Transfer Agent

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, Massachusetts 02266-8480

Paying Agent in the Federal Republic of Germany

Deutsche Bank AG

Junghofstraße 5-9

60262 Frankfurt am Main

Please make payments in EUR into the following account

Account Holder: BNY Mellon (Luxembourg) S.A.

Account Number: 100 938 3985 06

BLZ: 500 700 10

IBAN: DE94 5007 0010 0938 3985 06

Swift Code: DEUTDEFF

Reference: Please indicate „Alger Fund account 6373219780” as well as your Alger-Account-Number and the full name of the account holder.

Accountants

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

Representative

Angelo Lercara

Dechert LLP

Erika-Mann-Straße 5

80636 München

Distributor in Germany

NORAMCO AG

Schloss Weilerbach

54669 Bollendorf

phone: 0800 - 99 25 437 (free of charge)

phone: +49 (0) 6526 9292-0

fax: +49 (0) 6526 9292-30

Neither stockbrokers nor other persons are authorized to provide information or make statements with regard to The Alger Funds which are not contained in this Prospectus, the annual report (or, where appropriate, the semi-annual report) attached hereto, the Statement of Additional Information or in other documents authorized by The Alger Funds. Every purchase of shares an investor may undertake on the basis of statements or particulars which are not contained in the aforementioned documents or which deviate from their contents is effected solely at the buyer’s risk.

TABLE OF CONTENTS

GENERAL INFORMATION	6

GENERAL VIEW TO THE SUB-FUNDS	8

THE SUB-FUNDS’ EXPENSES	8

FINANCIAL HIGHLIGHTS	11

THE ALGER FUNDS	14

SUMMARY: THE SUB-FUNDS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES, PRINCIPAL RISKS	15

GENERAL	15

ALGER INTERNATIONAL GROWTH FUND	16

ALGER MID CAP GROWTH FUND	18

ALGER SMALL CAP GROWTH FUND	20

INVESTMENT RISKS	22

PURCHASE OF SHARES	23

GENERAL INFORMATION	23

GERMAN DISTRIBUTOR AND INDEPENDENT DISTRIBUTION AGENTS	26

APPLICATION FOR SHARES	26

TYPES OF ACCOUNTS	27

INVESTORS’ DUTY OF COOPERATION	28

CONVERSION OF CLASS B SHARES	28

REDEMPTION OF SHARES	29

CONTINGENT DEFERRED SALES CHARGE (“CDSC”)	30

BASIS OF COMPUTATION	30

WAIVERS OF CDSC	30

SUSPENSION OF THE RIGHT OF REDEMPTION	31

REDEMPTION FEE	32

DETERMINATION OF NET ASSET VALUE	32

EXAMPLE FOR THE CALCULATION OF THE NET ASSET VALUE	34

SPECIAL BENEFITS OFFERED BY THE ALGER FUNDS	34

ALGER INVESTMENT PLAN (ONLY FOR CLASS B SHARE;, EFFECTIVE MAY 2, 2011 FOR EXISTING SHAREHOLDERS ONLY)	34

EXCHANGES BETWEEN SUB-FUNDS	35

SYSTEMIC WITHDRAWAL PLAN	36

REINVESTMENT PRIVILEGE	36

MANAGEMENT OF THE SUB-FUNDS AND OTHER SERVICES	37

SUPERVISION BY THE BOARD OF TRUSTEES	37

BOARD OF TRUSTEES OF THE FUND	37

COMPENSATION TABLE	42

PROXY VOTING POLICIES AND PROCEDURES	42

INVESTMENT MANAGER	44

SUB-FUND MANAGERS	46

CODE OF ETHICS	46

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE	46

POTENTIAL CONFLICTS OF INTEREST	46

CUSTODIAN	57

TRANSFER AGENT	58

INDEPENDENT PUBLIC ACCOUNTANTS	58

MAIN DISTRIBUTOR AND SHAREHOLDER SERVICING	58

DISTRIBUTION PLAN	59

PAYING AGENT IN THE FEDERAL REPUBLIC OF GERMANY	62

REPRESENTATIVE IN GERMANY	63

PLACE OF JURISDICTION	64

DIVIDENDS, DISTRIBUTIONS AND TAXES	64

DIVIDENDS AND DISTRIBUTIONS	64

TAX INFORMATION	64

INVESTMENT TECHNIQUES, STRATEGIES AND RISKS IN DETAIL	65

INVESTMENT RESTRICTIONS	77

PORTFOLIO TRANSACTIONS	81

LIMITATIONS ON EXCESSIVE TRADING	83

DISCLOSURE OF PORTFOLIO HOLDINGS	84

ORGANIZATION AND LEGAL POSITION OF SHAREHOLDERS	85

CONTRACTUAL CONDITIONS	86

GENERAL INFORMATION

This Prospectus contains information which an investor should know before making an investment. You should therefore read the following pages carefully and retain the Prospectus together with the other documents handed over to you.

As regards to your legal relations with the Sub-Funds, the German wording of the contractual conditions, the Prospectus, the key investor information documents, the Statement of Additional Information, the By-Laws and the Declaration of Trust and as well as any additional publications of the Sub-Funds are authoritative.

Hard copies of these documents may be obtained free of charge upon request from the German Distributor. A summary of the contractual conditions is set out from page 88 of this Prospectus.

An annual report of the Sub-Funds has to be attached to this Prospectus and may not be older than 16 months. In addition, a semi-annual report must be attached if the annual report is older than eight months. The annual report and the semi-annual report may also be obtained free of charge upon request from the German Distributor.

Past performance is no guarantee for future development of the Sub-Funds. The value of your shares as well as distributions on these shares may fall or rise. In the past, the US$/Euro exchange rate has been subject to certain fluctuations and can therefore have an impact on investment performance.

Broker/dealers are not entitled to receive any money in the name of the Sub-Funds. They are neither representatives nor agents of the Sub-Funds or the Transfer Agent.

Notification of the Sub-Funds has been given to the Securities and Exchange Commission in the United States of America (the “SEC”). However, the shares have not been approved or disapproved by the SEC or any other American authority nor has any such authority checked the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Alger Funds and its Sub-Funds are not subject to supervision of the Bundesanstalt für Finanzdienstleistungsaufsicht or any other governmental control by a German authority. However, the Federal Financial Supervisory Authority has been informed of the intention to distribute Sub-Fund shares in the Federal Republic of Germany publicly. The public distribution of shares is permissible since April 29, 1994.

The Sub-Funds publish their issue and redemption prices daily on www.fundinfo.com. The offering price of the class A shares includes the maximum sales charge.

Please note that the published prices are those of the day before. They are given for information purposes only and do not represent any offer of The Alger Funds to purchase, sell or convert shares at the published prices.

The published redemption prices do not include potentially applicable contingent deferred sales charges for class B shares not exceeding 5% and potentially applicable redemption fees which may amount to 2%. According to the table shown in Sec. “Contingent Deferred Sales Charge” of this Prospectus the contingent deferred sales charge decreases in relation to the number of years the investor has held the participating shares. The redemption fee will only be charged if the investor redeems his/her shares purchased (including by exchange) within 30 days after purchase (including by exchange) and is only computed on your original investment and not on any capital appreciation or reinvestment.

Any amendments to the content of the contractual terms and the Articles of Association, respectively, as well as other important information relating to the issue and redemption of the shares will be published in the German Electronic Federal Gazette and on www.alger.com.

The investors in Germany will be additionally provided with information through a durable medium in the meaning of section 167 of the Capital Investment Code about changes to the contractual conditions that are incompatible with the existing investment policies, that affect material investor rights or that affect the fees and reimbursement of expenses that can be paid out of the assets of the fund, including information on the background of the changes and the rights of the investors. It will also be disclosed where and by which mean Information related thereto are available.

Apart from any sales charge, contingent deferred sales charge and redemption fee, if applicable, the shareholder will not bear any direct costs.

Management costs and any additional Sub-Fund expenses which are disclosed in this Prospectus are paid by the Sub-Funds and are reflected in the net asset value corresponding to the shareholders’ equities of the Sub-Funds.

Shares are not deposits or obligations of, or guaranteed or endorsed by any bank, and the participating shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other institution.

GENERAL VIEW TO THE SUB-FUNDS

Sub-Fund	Investment Objective	Principal Strategies	Principal Risks
Alger International Growth Fund	Long-term capital appreciation

•              Invests at least 80% of its net assets in equity securities of foreign companies.  Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive more than 50 % of their revenue or profits from businesses, investments, or sales outside the U.S.

•              The Fund normally focuses its foreign investments in developed countries, but may also invest in emerging market securities.  The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

• Market risk • Growth stock risk • Manager risk • Foreign securities risk

Alger Mid Cap Growth Fund	Long-term capital appreciation

•              Invests at least 80% of its net assets in equity securities of mid-cap U.S. companies

•              Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change

• Market risk • Growth stock risk • Manager risk • Unseasoned issuer risk • Liquidity risk

Alger Small Cap Growth Fund	Long-term capital appreciation

•              Invests at least 80% of its net assets in equity securities of small-cap U.S. companies

•              Invests primarily in growth stocks of companies characterized by high unit volume growth or positive life cycle change

• Market risk • Growth stock risk • Manager risk • Unseasoned issuer risk • Liquidity risk

THE SUB-FUNDS’ EXPENSES

Each Sub-Fund will bear its own expenses. Operating expenses for each Sub-Fund generally consist of all costs not specifically borne by Fred Alger Management, Inc. (Alger Management), including investment management fees, fees for necessary legal and brokerage services, costs of regulatory compliance and costs associated with maintaining The Alger Funds’ legal existence and shareholder relations. In addition, each Sub-Fund may pay Fred Alger & Company, Incorporated (Alger Inc.) any expenses incurred in distributing Sub-Fund shares and each Sub-Fund may compensate Alger Inc. for servicing shareholder accounts. Expenses of The Alger Funds as a whole which are not identifiable to any particular Sub-Fund will be allocated in a manner deemed fair and appropriate by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Sub-Funds while retaining the ability to be paid by the applicable Sub-Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Sub-Fund’s overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

The following table is designed to assist an investor in the Sub-Funds in understanding the various costs and expenses that he will bear directly or indirectly. Investors should note that class B shares will be converted automatically into class A shares after a period of 8 years. The numbers below are based on each Fund’s expenses during its fiscal year ended October 31, 2013. Total Fund Operating Expenses for Alger International Growth Fund are as of October 2013, revised to reflect current fees. For further details please refer to Sec. “Purchase of Shares”.

	Alger International Growth Fund		Alger Mid Cap Growth Fund		Alger Small Cap Growth Fund
Shareholder fees	Class A	Class B	Class A	Class B	Class A	Class B
Maximum sales charge on purchases (as % of offering price)	5.25%	none	5.25%	none	5.25%	none
Maximum deferred sales charge (as % of original amount invested) or redemption proceeds, whichever is lower	1.00%*	5.00%	1.00%*	5.00%	1.00%*	5.00%
Redemption fee**	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Sub-Fund operating expenses (as % of average net assets)
Management fees	0.71%		0.76%		0.81%**
Distribution and/or Service (12b-1) fees	0.25%	1.00%	0.25%	1.00%	0.25%	1.00%
Other expenses	0.41%	0.33%	0.38%	0.34%	0.32%	0.32%
Total Sub-Fund operating expenses	1.37%	2.04%	1.39%	2.10%	1.38%	2.13%

*	Purchases of $ 1 million or more of Class A Shares at net asset value may be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase.
**	The Sub-Funds may charge a redemption fee of 2% on shares redeemed (including by exchange) within 30 days of purchase.

Example of Computation

The following example shows the dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment of US$ 10,000 in the relevant Sub-Funds. These amounts assume the reinvestment of all dividends and distributions, payment by an investor of any applicable continent deferred sales charge and payment of operating expenses at the levels set forth in the above table under “Annual Sub-Fund Operating Expenses”. The example should not be considered a representation of future expenses; actual expenses may be greater or less than those shown.

You would pay the following expenses on an investment of US$ 10,000, assuming (1) 5% annual return (2) that the Fund’s operating expenses remain the same and (3) redemption at the end of each period:

	Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Alger International Growth Fund	A	$657	$936	$1.236	$2.085
	B	$707	$940	$1.298	$2.197
Alger Mid Cap Growth Fund	A	$659	$942	$1.246	$2.106
	B	$713	$958	$1.329	$2.250
Small Cap Growth Fund	A	$658	$939	$1.241	$2.095
	B	$716	$967	$1.344	$2.271

You would pay the following expenses on the same investment, assuming no redemption of the shares:

	Class	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Alger International Growth Fund	A	$657	$936	$1.236	$2.085
	B	$207	$640	$1.098	$2.197
Alger Mid Cap Growth Fund	A	$659	$942	$1.246	$2.106
	B	$213	$658	$1.129	$2.250
Small Cap Growth Fund	A	$658	$939	$1.241	$2.095
	B	$216	$667	$1.144	$2.271

Hypothetical Investment and Expense Information

The chart below is intended to reflect the annual and cumulative effect of a Sub-Fund’s expenses, including investment advisory fees and other Sub-Fund costs, on each Sub-Fund’s total return over a 10-year period. The example assumes the following:

•              You invest $10,000 in the Sub-Fund and hold it for the entire 10-year period;

•              Your investment has a 5% return before expenses each year; and

•              The maximum initial sales charge is applied.

There is no assurance that the annual expense ratio will be the expense ratio for any Sub-Fund classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses and returns would be under the above scenarios. Your actual returns and expenses are likely to differ (higher or lower) from those shown below.

Alger International Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%	1.37%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.62%	1.95%	5.65%	9.49%	13.46%	17.58%	21.85%	26.27%	30.86%	35.61%
End Investment Balance	$9,819	$10,175	$10,545	$10,928	$11,324	$11,735	$12,161	$12,603	$13,060	$13,534
Annual Expense	$657	$137	$142	$147	$152	$158	$164	$170	$176	$182

Alger International Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	2.04%	1.37%	1.37%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.96%	6.01%	9.15%	12.38%	15.70%	19.13%	22.65%	26.28%	30.87%	35.62%
End Investment Balance	$10,296	$10,601	$10,915	$11,238	$11,570	$11,913	$12,265	$12,628	$13,087	$13,562
Annual Expense	$207	$213	$219	$226	$233	$240	$247	$254	$176	$183

Alger Mid Cap Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%	1.39%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.64%	1.91%	5.59%	9.40%	13.35%	17.44%	21.68%	26.08%	30.63%	35.34%
End Investment Balance	$9,817	$10,171	$10,539	$10,919	$11,313	$11,722	$12,145	$12,583	$13,037	$13,508
Annual Expense	$659	$139	$144	$149	$155	$160	$166	$172	$178	$184

Alger Mid Cap Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%	2.10%	1.39%	1.39%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.90%	5.88%	8.95%	12.11%	15.37%	18.71%	22.15%	25.70%	30.23%	34.94%
End Investment Balance	$10,290	$10,588	$10,895	$11,211	$11,537	$11,871	$12,215	$12,570	$13,023	$13,494
Annual Expense	$213	$219	$226	$232	$239	$246	$253	$260	$178	$184

Alger Small Cap Growth A	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%	1.38%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	-1.63%	1.93%	5.62%	9.44%	13.41%	17.51%	21.77%	26.17%	30.74%	35.47%
End Investment Balance	$9,818	$10,173	$10,542	$10,923	$11,319	$11,728	$12,153	$12,593	$13,049	$13,521
Annual Expense	$658	$138	$143	$148	$153	$159	$165	$171	$177	$183

Alger Small Cap Growth B	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	2.13%	1.38%	1.38%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89
Cumulative Net Return	2.87%	5.82%	8.86%	11.98%	15.20%	18.50%	21.90%	25.40%	29.94%	34.65%
End Investment Balance	$10,287	$10,582	$10,886	$11,198	$11,520	$11,850	$12,190	$12,540	$12,994	$13,465
Annual Expense	$216	$222	$229	$235	$242	$249	$256	$263	$176	$183

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information in the table has been audited by Deloitte & Touche LLP whose report, along with the Funds’ financial statements, is included in the Annual Report, which is available upon request. The financial highlights should be read in conjunction with the Sub-Fund’s audited financial statements and notes thereto.

ALGER INTERNATIONAL GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$12.61	$11.91	$11.25	$9.72	$8.20
Net investment income (loss) (1)	0.11	0.04	0.01	0.06	0.03
Net realized and unrealized gain (loss) on investments	2.64	0.66	0.69	1.48	1.49
Total from investment operations	2.75	0.70	0.70	1.54	1.52
Dividends from net investment income	-0.09	—	-0.04	-0.01	—
Net asset value, end of year	$15.27	$12.61	$11.91	$11.25	$9.72
Total Return (2)	21.98%	5.90%	6.30%	15.90%	18.50%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$145,096	$139,693	$201,449	$180,267	$132,551
Ratio of gross expenses to average net assets	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.37%	1.33%	1.41%	1.38%	1.50%
Ratio of net investment income (loss) to average net assets	0.79%	0.32%	0.05%	0.54%	0.39%
Portfolio Turnover Rate	217.57%	148.66%	66.70%	61.58%	88.21%

Financial highlights for a share outstanding throughout the period - class B

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$11.18	$10.64	$10.07	$8.75	$7.42
Net investment income (loss) (1)	0.02	-0.04	-0.05	-0.01	-0.02
Net realized and unrealized gain (loss) on investments	2.33	0.58	0.62	1.33	1.35
Total from investment operations	2.35	0.54	0.57	1.32	1.33
Net asset value, end of year	$13.51	$11.18	$10.64	$10.07	$8.75
Total Return (2)	21.07%	5.08%	5.70%	15.10%	17.90%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$63,826	$77,408	$88,496	$107,663	$99,170
Ratio of gross expenses to average net assets	2.04%	1.97%	1.96%	2.00	2.13%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.04%	1.97%	1.96%	2.00%	2.13%
Ratio of net investment income (loss) to average net assets	0.17%	-0.36%	-0.51%	-0.10%	-0.25%
Portfolio Turnover Rate	217.57%	148.66%	66.70%	61.58%	88.21%

(1)    Amount was computed based on average shares outstanding during the period.

(2)    Does not reflect the effect of sales charges, if applicable.

ALGER MID CAP GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.05	$6.51	$6.39	$5.24	$4.26
Net investment income (loss) (1)	-0.03	-0.02	-0.06	-0.01	-0.03
Net realized and unrealized gain (loss) on investments	2.36	0.56	0.18	1.16	1.01
Total from investment operations	2.33	0.54	0.12	1.15	0.98
Distributions from net realized gains	—	—	—	—	—
Net asset value, end of year	$9.38	$7.05	$6.51	$6.39	$5.24
Total Return (2)	33.05%	8.29%	1.90%	21.70%	23.00%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$143,231	$131,454	$165,315	$210,641	$215,190
Ratio of gross expenses to average net assets	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	1.39%	1.40%	1.38%	1.38%	1.49%
Ratio of net investment income (loss) to average net assets	-0.31%	-0.25%	-0.89	-0.21%	-0.78%
Portfolio Turnover Rate	156.98%	234.91%	245.44%	195.64%	297.11%

Financial highlights for a share outstanding throughout the period - class B

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$5.86	$5.46	$5.39	$4.46	$3.66
Net investment income (loss) (1)	-0.07	-0.05	-0.09	-0.05	-0.06
Net realized and unrealized gain (loss) on investments	1.94	0.45	0.16	0.98	0.86
Total from investment operations	1.87	0.40	0.07	0.93	0.80
Distributions from net realized gains	—	—	—	—	—
Net asset value, end of year	$7.73	$5.86	$5.46	$5.39	$4.46
Total Return (2)	31.91%	7.33%	1.30%	20.90%	21.90%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$50,341	$45,501	$48,334	$63,782	$64,096
Ratio of gross expenses to average net assets	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of expense reimbursements to average net assets	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of net expenses to average net assets	2.10%	2.08%	2.11%	2.12%	2.32%
Ratio of net investment income (loss) to average net assets	-1.02%	-0.92%	-1.61%	-0.97%	-1.59%
Portfolio Turnover Rate	156.98%	234.91%	245.44%	195.64%	297.11%

(1)    Amount was computed based on average shares outstanding during the period.

(2)    Does not reflect the effect of sales charges, if applicable.

ALGER SMALL CAP GROWTH FUND

Financial highlights for a share outstanding throughout the period - class A

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$7.79	$7.12	$6.70	$5.27	$4.37
Net investment income (loss) (1)	-0.04	-0.05	-0.09	0.06	0.05
Net realized and unrealized gain (loss) on investments	2.53	0.72	0.51	1.49	0.95
Total from investment operations	2.49	0.67	0.42	1.43	0.90
Net asset value. end of year	$9.97	$7.79	$7.12	$6.70	$5.27
Total Return (2)	33.15%	9.41%	6.30%	27.10%	20.60%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$175,214	$172,202	$194,799	$298,103	$282,794
Ratio of gross expenses to average net assets	1.38%	1.40%	1.43%	1.40%	1.53%
Ratio of expense reimbursements to average net assets	-0.02%	0.00%	-0.01%	0.00%	0.00%
Ratio of net expenses to average net assets	1.36%	1.40%	1.42%	1.40%	1.53%
Ratio of net investment income (loss) to average net assets	-0.49%	-0.71%	-1.18%	-1.07%	-1.14%
Portfolio Turnover Rate	93.97%	72.59%	67.37%	48.45%	86.89%

Financial highlights for a share outstanding throughout the period — class B

	Year ended October 31
	2013	2012	2011	2010	2009
Net asset value, beginning of year	$6.86	$6.27	$5.95	$4.71	$3.94
Net investment income (loss) (1)	-0.09	-0.10	-0.13	-0.01	-0.08
Net realized and unrealized gain (loss) on investments	2.21	0.69	0.45	1.34	0.85
Total from investment operations	2.12	0.59	0.32	1.24	0.77
Net asset value, end of year	$8.67	$6.86	$6.27	$5.95	$4.71
Total Return (2)	32.21%	9.4%	5.4%	26.3%	19.5%
Ratios and supplemental data:
Net assets, end of year (000’s omitted)	$13,626	$13,389	$15,954	$22,348	$22,174
Ratio of gross expenses to average net assets	2.13%	2.16%	2.18%	2.15%	2.44%
Ratio of expense reimbursements to average net assets	-0.02%	0.00%	-0.01%	0.00%	0.00%
Ratio of net expenses to average net assets	2.11%	2.16%	2.17%	2.15%	2.44%
Ratio of net investment income (loss) to average net assets	-1.24%	-1.47%	-1.92%	-1.81%	-2.04%
Portfolio Turnover Rate	93.97%	72.59%	67.37%	48.45%	86.89%

(1)    Amount was computed based on average shares outstanding during the period.

(2)    Does not reflect the effect of sales charges, if applicable.

THE ALGER FUNDS

The Alger Funds (the “Fund”) is an investment company registered with the SEC in the U.S.A. - a mutual fund - that presently consists of eight Sub-Funds, three of which are offered publicly in the Federal Republic of Germany. The Board of Trustees of The Alger Funds may, at any time, decide to create additional Sub-Funds. Each Sub-Fund has distinct investment objectives and policies and a shareholder’s interest is limited to the Sub-Fund in which he or she owns participating shares.

The three Sub-Funds offered in Germany are:

* Alger International Growth Fund

* Alger Mid Cap Growth Fund

* Alger Small Cap Growth Fund

The Alger Funds is designed to provide investors with the opportunity to pool their money to take advantage of the professional investment expertise of Fred Alger Management, Inc. (“Alger Management” or the “Manager”).

In the U.S.A. such Sub-Funds of The Alger Funds are publicly offered as class A, B, C or, with respect to Alger International Growth Fund and Alger Small Cap Growth Fund, Z shares having different sales charges and current expenses but granting the same rights with respect to the assets of each Sub-Fund.

The shares publicly offered to private investors in the Federal Republic of Germany are qualifying as class A and class B shares. For the time being there are no other share classes that can be obtained by private customers in Germany. Therefore all information given in this Prospectus shall refer to class A and class B shares unless otherwise stated.

However, at the end of eight years, starting at the end of the calendar month, in which the investor’s application form for the purchase of shares was accepted, class B shares will, for the benefit of the Shareholder, be converted automatically and free of charge into class A shares since this type of share is subject to a sales charge but requires a lower distribution fee than class B shares.

Effective May 2, 2011class B shares are not offered to new investors. Existing shareholders may continue to make additional purchases to their class B share accounts and may continue to purchase additional class B shares through the reinvestment of dividends and capital gain distributions paid by the Fund. In addition, existing shareholders may continue to exercise the Exchange Privilege as described below, “Exchanges between Sub-Funds.” Purchase orders received from new investors for class B shares will be invested in class A shares of the same Fund, subject to the front-end sales charge that generally applies to class A shares.

SUMMARY: THE SUB-FUNDS, INVESTMENT OBJECTIVES, INVESTMENT STRATEGIES AND POLICIES, PRINCIPAL RISKS

General

Each Sub-Fund has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days’ prior notice of any change with respect to this policy. All of the Funds invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in “growth” stocks. The Funds’ Manager believes that these companies tend to fall into one of two categories:

•              High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing product line.

•              Positive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory changes; or merger and acquisition.

Each Fund other than Alger International Growth Fund must take into account a company’s market capitalization when considering for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Fund’s portfolio manager(s) may sell a stock when it reaches a target price, fails to perform as expected, or when other opportunities appear more attractive. As a result of this disciplined investment process, each Fund may engage in active trading of portfolio securities. If a Fund does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

All of the Sub-Funds may, but are not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to try to increase gain or to hedge against the risk of unfavorable price movements. Other than Alger International Growth Fund, each Sub-Fund’s investment objective may be changed by the Board of Trustees without shareholder approval.

Alger International Growth Fund

Investment objective: The investment objective of the Alger International Growth Fund is long-term capital appreciation.

Investment strategy and policy: Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of foreign companies.  Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive more than 50 % of their revenue or profits from businesses, investments, or sales outside the U.S.  The Fund normally focuses its foreign investments in developed countries, but may also invest in emerging market securities.  The Fund may invest in companies of any market capitalization, from larger, well-established companies to small, emerging growth companies.

The Fund generally invests in at least three foreign countries, and, at times, may invest a substantial portion of its assets in a single foreign country.  The Fund’s benchmark is the Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) Ex-USA, which is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets, but excluding the United States.  The Fund may also compare its performance to the MSCI Europe, Australasia, and Far East (EAFE) Index, which is an unmanaged, market capitalization-weighted index that is designed to measure the performance of publicly traded stocks issued by companies in developed markets, excluding the United States and Canada.  While the MSCI EAFE Index excludes stocks of Canadian companies, the Fund may invest in such stocks.

The Sub-Fund can also invest in derivative instruments. The Sub-Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund’s foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

Portfolio Turnover Rate: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 217.57% of the average value of its portfolio. The Sub-Fund experienced unusually high portfolio turnover during the fiscal year ended October 31, 2013 due to the transition from Alger Large Cap Growth Fund to Alger International Growth Fund on May 2013. Going forward, the Sub-Fund will seek to have a lower annual portfolio turnover rate.

Principal Risks: As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

The Fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers, particularly emerging country issuers.  Special risks associated with investments in emerging country issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.  The securities of issuers located in emerging markets can be more volatile, and less liquid, than those of issuers in more mature economies.

A small investment in derivatives could have a potentially large impact on the Sub-Fund’s performance. When purchasing options, the Sub-Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Sub-Fund is exercised, the Sub-Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Sub-Fund is exercised, the Sub-Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Sub-Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Sub-Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Annual total return for class A shares as at December 31 (%). Because offering of class B shares has been limited, the performance of class A shares is now shown.

Previously the Fund followed different investment strategies under the name “Alger Large Cap Growth Fund” and was managed by a different portfolio manager. Performance prior to May 31, 2013 reflects that prior management style and does not reflect the Fund’s current investment strategies and investment personnel.

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
5.67	11.45	4.91	19.50	-45.83	40.97	12.67	-0.51	9.31	23.94

Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of class A shares of the Sub-Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown.

Tax Information: The Fund’s distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries: If investors purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Alger Mid Cap Growth Fund

Investment objective: The investment objective of the Alger Mid Cap Growth Fund is long-term capital appreciation.

Investment strategy and policy: The Sub-Fund focuses on midsized companies with promising growth potential. Under normal circumstances, the Sub-Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index®, updated quarterly. Both indexes are designed to track the performance of medium capitalization companies.

At December 31, 2013, the market capitalization of the companies in these indexes ranged from $ 1.1 to $ 29.1 billion.

The Sub-Fund can also invest in derivative instruments. The Sub-Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund’s foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

Portfolio Turnover Rate: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 156.98% of the average value of its portfolio.

Principal Risks: As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

If the Fund invests in options to create or hedge exposure to a security or market, and Fred Alger Management, Inc. incorrectly predicts the price movement of a security or market, the Fund may lose money or the hedge may be ineffective.

A small investment in derivatives could have a potentially large impact on the Sub-Fund’s performance. When purchasing options, the Sub-Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by the Sub-Fund is exercised, the Sub-Fund will not participate in any increase in the underlying security’s value above the exercise price. When a put option written by the Sub-Fund is exercised, the Sub-Fund will be required to purchase the underlying security at a price in excess of its market value. Use of options on securities indexes is subject to the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted, the risk that price movements in the Sub-Fund’s portfolio securities may not correlate precisely with movements in the level of an index, and the risk that Fred Alger Management, Inc. may not predict correctly movements in the direction of a particular market or of the stock market generally. Because certain options may require settlement in cash, the Sub-Fund may be forced to liquidate portfolio securities to meet settlement obligations. Forward currency contracts are subject to currency exchange rate risks, the risk of non-performance by the contract counterparty.

The following risks may also apply:

There may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Annual total return for class A shares as at December 31 (%). Because offering of class B shares has been limited, the performance of class A shares is now shown.

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
12.66	9.34	9.72	31.51	-58.49	50.78	18.73	-8.25	16.09	35.60

Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of class A shares of the Sub-Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown.

Tax Information: The Fund’s distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries: If investors purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Alger Small Cap Growth Fund

Investment objective: The investment objective of the Alger Small Cap Growth Fund is long-term capital appreciation.

Investment strategy and policy: The Sub-Fund focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Sub-Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index® or the S&P SmallCap 600 Index®, updated quarterly. Both indexes are broad indexes of small capitalization stocks.

At December 31, 2013, the market capitalization of the companies in these indexes ranged from $ 35.7 million to $ 5.3 billion.

The Sub-Fund can also invest in derivative instruments. The Sub-Fund currently expects that its primary uses of derivatives will involve: (1) purchasing put and call options and selling (writing) covered put and call options, on securities and securities indexes, to increase gain, to hedge against the risk of unfavorable price movements in the underlying securities, or to provide diversification of risk, and (2) entering into forward currency contracts to hedge the Fund’s foreign currency exposure when it holds, or proposes to hold, non-U.S. dollar denominated securities.

The Sub-Fund will not change this investment policy without 60 days notice to shareholders.

Portfolio Turnover Rate: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 96.57% of the average value of its portfolio.

Principal Risks: As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Fund’s price per share will fluctuate due to changes in the market prices of its investments. Also, the Fund’s investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

The following risks also apply:

There may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund because of the potentially less frequent trading of stocks of smaller market capitalization.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance: Annual total return for class B shares as at December 31 (%). Because offering of class B shares has been limited, the performance of class A shares is now shown.

2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
15.72	16.14	19.01	15.98	-45.96	44.36	25.30	-2.71	12.00	33.72

Performance in the bar chart does not reflect the effect of the sales charge imposed on purchases of class A shares of the Sub-Fund. If the bar chart reflected the applicable sales charges, returns would be less than those shown.

Tax Information: The Fund’s distributions may be taxable as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries: If investors purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT RISKS

The high prospective earnings of the Sub-Funds are faced with the accordingly high economic risks.

Risks applicable to all Sub-Funds

As with any fund that invests in stocks, the value of an investment in a portfolio will fluctuate due to changes in the market prices of the investments made by that portfolio, and, in theory, there may also be a total loss of such investment. A Sub-Fund’s price per share will fluctuate due to changes in the market prices of its investments. Furthermore the value of an investment in stocks may not grow as fast as the rate of inflation. In addition, stocks tend to be more volatile than some other investments you could make, such as bonds. Prices of growth stocks tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Sub-Fund’s investment styles and objectives, an investment in such Sub-Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment’s value.

If the Investment Manager incorrectly predicts the price movement of a security, index or market, an option held by a Sub-Fund may expire unexercised and the Sub-Fund will lose the premium it paid for the option, or the Sub-Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

Additional risks applicable to Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund

In particular with regard to the Alger Mid Cap Growth Fund and the Alger Small Cap Growth Fund investments in smaller, newer issuers generally involve greater risk than investments in larger, more established issuers because of the inexperienced management and limited financial resources of such companies. It may be difficult or impossible to liquidate a security position at a time and price acceptable to the Sub-Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

Further information

Further information as to the way the Sub-Funds invest their assets are contained in Sec. “Investment techniques, strategies and risks” and “Investment restrictions” in the Prospectus.

PURCHASE OF SHARES

General Information

At present The Alger Funds only offers shares in the form of class A and class B shares to private customers in Germany. The maximum investment in class B shares is $ 49,999. For investors it is however more cost-efficient to purchase shares at a higher amount. Effective May 2, 2011class B shares are not offered to new investors. Existing shareholders may continue to make additional purchases to their class B share accounts and may continue to purchase additional class B shares through the reinvestment of dividends and capital gain distributions paid by the Fund. In addition, existing shareholders may continue to exercise the Exchange Privilege as described below, “Exchanges between Sub-Funds.” Purchase orders received from new investors for class B shares will be invested in class A shares of the same Fund, subject to the front-end sales charge that generally applies to class A shares.

Class A shares

The issue of class A shares will be subject to a sales charge of up to 5.25% of the offering price.

When you buy class A shares, you may pay the following sales charge*:

Purchase amount	Sales charge relating to the gross investment (offering price)	Sales charge relating to the net investment	Dealer Allowance relating to the gross investment
Less than $ 25,000	5.25%	5.54%	5.00%
$ 25,000 – $ 49,999	4.50%	4.71%	4.25%
$ 50,000 – $ 99,999	4.00%	4.17%	3.75%
$ 100,000 – $ 249,999	3.50%	3.63%	3.25%
$ 250,000 – $499,999	2.50%	2.56%	2.25%
$ 500,000 – $ 749,999	2.00%	2.04%	1.75%
$ 750,000 – $ 999,999	1.50%	1.52%	1.25%
$ 1,000,000 and over	*	*	1.00%

* Purchases of class A shares which, when combined with current holdings of class A shares offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge (“CDSC”) of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Sub-Funds assume first, that the redemption is of shares, if any, that are not subject to any CDSC.

Example of computation of the offering price

Given that a Sub-Fund’s net asset value applicable to the class A shares is US$ 150,000,000. With 16,500,000 class A shares outstanding, there would be a net asset value per class A share of US$ 9.09. The net asset value per share plus a sales charge of 5.54% of the net asset value per share (US$ 0.50) amounts to the offering price per share of US$ 9.59.

Right of Accumulation

Class A shares may be purchased by any person (which includes an individual, his or her spouse or domestic partner and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the existing shareholding and the new shares to be purchased. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent

A Letter of Intent (“LOI”) contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the purchase amount as referred to in the sales charge table above includes purchases by any person (as defined above) of all class A and class B shares of the Sub-Funds, offered with a sales charge over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. It is the responsibility of the dealer of record and/or the investor to advise the Main Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in class A shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

Class B shares

The offering price of class B shares corresponds to the relevant net asset value per share. Class B shares are not subject to an initial sales charge. However, a contingent deferred sales charge (“CDSC”) of up to 5% may be charged if shares are redeemed before the end of six years after the date of purchase. Further details of the CDSC are set out in Sec. “Contingent Deferred Sales Charge” in this Prospectus.

The shares issued in the form of class B shares will be converted automatically after a holding period of 8 years. So the shareholder will benefit from a relief given to him with respect to the distribution fee which is higher with regard to class B shares than with regard to class A shares. Further details of this subject are set out in Sec. “Conversion of class B shares” and in Sec. “Distribution Plan” in this Prospectus.

Redemption Fee

If you redeem class A or B shares, by sale or exchange, within 30 days of purchase, a redemption fee of 2% of the amount redeemed may be imposed. Further details of the redemption fee are set out in Sec. “Redemption Fee” in this Prospectus.

Waivers of Sales Charges

With regard to class A shares no initial sales charge is imposed on purchases (1) by (i) employees of the Main Distributor and its affiliates, (ii) Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by the Investment Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Main Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Main Distributor; (5) by an investment company registered under the Investment Company Act of 1940, as amended, in connection with the combination of the investment company with the sub-fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers and their immediate families, and financial intermediaries offering self-directed investment brokerage accounts that have an agreement in place with the Main Distributor;  (8) by a financial institution, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a separate fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Main Distributor, and their spouses, children, siblings and parents; and (10) by siblings or spouses of individuals who died in the terrorist attacks of September 11, 2001 made directly with the Sub-Funds.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase.

German Distributor and independent distribution agents

You may purchase shares in the Sub-Funds at their relevant offering price either through

NORAMCO AG

Schloss Weilerbach

54669 Bollendorf

phone: 0800-99 25437

fax: 0 65 26 92 92-30

or through such financial advisers and stockbrokers who are authorized to act as independent intermediary pursuant to the distribution agreement entered into with NORAMCO AG.

The Main Distributor of The Alger Funds, Fred Alger & Company, Inc., entrusted NORAMCO AG with the exclusive distribution and shareholder servicing in Germany. The German Distributor is a stock corporation having a share capital of EUR 150,000 as of December 31, 2013.

Financial advisers, stockbrokers and banks (“distribution agents”) act in their own name and for their own account. They render investors an independent service and are not agents appointed by The Alger Funds, any company of the Alger group mentioned in this Prospectus or NORAMCO AG. There will neither be any assumptions of liability within the meaning of the German Banking Law nor in any other respect by the Alger group or NORAMCO AG for financial advisers, stockbrokers and banks. The reference to financial advisers, stockbrokers and banks is only made with regard to the purchase of shares in The Alger Funds and not with regard to other financial products offered by the distribution agents and banks.

Financial advisers, stockbrokers and banks are also not authorized to receive any payments made with regard to shares in the name of The Alger Funds, Alger Inc. or NORAMCO AG.

Application for shares

The application form accompanying this Prospectus should be executed carefully and properly in order to avoid any queries which may result in delays with respect to the purchase of shares. In particular, the application form should state in which Sub-Fund the investor’s money should be invested. The completed and signed application form should be forwarded directly or through a distribution agent to the Luxembourg-based settlement company The Bank of New York Mellon (Luxembourg) S.A., Vertigo Building - Polaris, 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg which immediately will pass it on by electronic means to the Sub-Fund’s Transfer Agent. After receipt of the application form the Sub-Funds will decide without undue delay whether the application is accepted.

Investors shall make the payment for the amount invested by transferring the amount to the Paying Agent account with the German Paying Agent and state clearly for which Sub-Fund and for which share class the payment is intended, since otherwise the payment might not be allocated. Without any relevant allocation the purchase of shares will not be effected. In general shares are purchased at the net asset value on such day on which the amount invested is received by the German Paying Agent before 10:00 a.m., provided that the application form is also received and that the net asset value of the Sub-Funds is calculated on that day. The German Paying Agent will convert the amount invested into U.S.-Dollar on the day of the receipt of the amount invested, provided this amount is received prior 12:00 a.m., and pass it on to the Custodian. If the amount is received after 12:00 a.m. the amount invested will be converted into U.S.-Dollar on the next working day.

The calculation of the net asset value is described in Sec. “Determination of Net Asset Value” of this Prospectus.

The investor will be entered without undue delay into the relevant register of shareholders and will receive a confirmation with regard to the shares purchased by him. Effective November 22, 2004, physical share certificates will no longer be issued for shares of the Sub-Funds.

The minimum initial investment in each Sub-Fund shall be EUR 5,000. The minimum subsequent investment shall be EUR 1,000 or EUR 125 in conjunction with the Alger Investment Plan.

Types of Accounts

Any shareholder account may be opened as single account or joint account.

Joint accounts may only be opened with the granting of individual power of disposal. That means that a shareholder may have the power of disposal - also in his favor - alone without the signature or the prior consent of the other joint shareholders, including the closing out of the account. The Alger Funds shall not be obliged to inform the joint shareholders before following such an instruction. Therefore investors should be aware of the risk associated with any abuse of individual power of disposal.

By granting individual power of disposal you also declare your intention that the account is to be transferred to the survivor in case of your death.

If an account is opened by an infant the signatures of both legal guardians will be required. Before reaching majority this shall also apply to other dispositions with regard to that account. In the application form the legal guardians may, however, grant each other sole power of representation, valid until being revoked in writing. If only one parent is entitled to the custody of the child, relevant evidence may be required before carrying out the transaction.

In case of the death of a shareholder the Sub-Funds will request the certificate of inheritance, letters testamentary or other necessary documents in order to clarify the execution authority. The Sub-Funds may, at their sole discretion, waive the submission of a certificate of inheritance or letters testamentary if they receive an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The Sub-Funds may regard the person designated therein as authorized as the heir or executor, permit him to dispose, and in particular, may make payments to him with discharging effect. This does not apply, if it is known to the Sub-Funds that the person named therein is not authorized for disposition, or, if the Sub-Funds have not become aware of this because of their negligence.

Investors’ Duty of Cooperation

The proper settling of the shareholders account requires that the shareholder notifies the German Distributor without undue delay of any changes of his name or address as well as other changes affecting the account. Any details stated in orders of any kind shall be beyond all doubts. Misleading statements may lead to wrong entries or queries which in turn may result in delays.

The investors shall verify immediately any confirmation of balance which is mailed to them after every purchase (or every redemption or conversion) in order to ensure that the entry in the investor’s shareholder account was properly effected. Furthermore, the investors have to inform in writing the German Distributor without undue delay about any discrepancies or unauthorized account movements.

That also applies to confirmations with regard to the settlement of any transactions on behalf of the shareholder. Any information included in such confirmation of balance is deemed finally correct, if the shareholder has not raised objection within 10 days of receipt.

Conversion of Class B Shares

Since class B shares, in contrast with class A shares, are not subject to any sales charge, they offer investors the advantage that their amount invested will be used undiminished for the generating of gains and returns. On the other hand, class B shares are subject to a higher continuous distribution fee than class A shares so that after a certain period of time the initial advantage will disappear.

That is why at the end of an eight years period, beginning at the end of the calendar month, in which the payment of the offering price is received, class B shares will, for the benefit of the shareholder, be converted automatically and without any charges to the shareholder into class A shares. The shares will then be subject to the lower distribution fee imposed on class A shares.

The conversion will be effected on the basis of the relative net asset value per share without taking into account any sales charge and other fees. Since class A shares compared to class B shares of the same Sub-Fund have a higher net asset value per share because of a lower distribution fee, each conversion will result in a lower number of shares held by the shareholder. The amount of his holding in the relevant Sub-Fund will however remain the same.

REDEMPTION OF SHARES

Shareholders may redeem their shares through the Luxembourg-based settlement company The Bank of New York (Luxembourg) Mellon S.A., Vertigo Building - Polaris, 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, Grand Duchy of Luxembourg or by sending a written redemption request directly to the Transfer Agent (in this case in English language) and request the payment of their holding in the assets represented by their shares.

If shares are held without share certificates a written request that is signed by the shareholder(s) exactly in that way the application form for the purchase of shares, pursuant to which the shareholder account was registered will be necessary.

If certificates are held by the shareholder(s), the certificates shall be signed in the name(s) shown of the face of the certificates and returned. The portion in the assets relating to the shares to be redeemed is the net asset value per share next determined after the redemption request is received in good order by the Transfer Agent after deduction of a contingent deferred sales charge (“redemption price”), if any.

The calculation of the net asset value is set out in Sec. “Determination of Net Asset Value” in this Prospectus.

Payment will be made by US$ check or via the German Paying Agent; depending on the type of payment you choose, the check will be posted or the instructions to transfer funds will be given within seven days of receipt of a written redemption request. The payment in a foreign currency is made at the shareholder’s own risk and account. Under exceptional circumstances the redemption proceeds will only be available to the shareholder after the end of seven days because of delays in postal delivery or funds transfer. Pursuant to applicable law such delays beyond the reach of influence of The Alger Funds are not subject to any liability.

Certain redemptions are subject to a contingent deferred sales charge and a redemption fee, respectively. For further information please refer to the following Sec. “Contingent Deferred Sales Charge” and “Redemption Fee”, respectively in this Prospectus.

The Alger Funds reserves the right to close out accounts if the value of the shares in these accounts has fallen below US$ 1,000. In such a case the shareholder is given the prior opportunity to raise his investment accordingly in order to avoid the closing out of his account.

With regard to payments made by bank transfer, please note that the relevant amount may be credited to the account at a later date due to the different bank maturities and that exchange losses are not excluded because of the necessary conversion from US$ into Euro, which takes place on the day of receipt with the German Paying Agent.

Contingent Deferred Sales Charge (“CDSC”)

In principle redemptions of class A shares will not be subject to a CDSC with the exception of the CDSC of 1.00% as set out in Sec. “Purchase of Shares” on redemptions of shares purchased without sales charge which are made within 12 months of purchase.

The Sub-Funds do not impose any initial sales charge on purchases of class B shares. But a CDSC may be charged on certain redemptions; the CDSC is imposed on any redemption that causes the current value of the shareholder account to fall below the amount of purchase payments during the last holding period of six years. According to the following table the amount of the charge will depend on the number of years the participating shares have been held:

Years shares were held	Contingent Deferred Sales Charge

Less than one	5%
One but less than two	4%
Two but less than three	3%
Three but less than four	2%
Four but less than five	2%
Five but less than six	1%
Six and more	None

Basis of Computation

For purposes of the CDSC, it is assumed that the shares of the Sub-Fund from which the redemption is made are those shares of the respective Portfolio which result in the lowest charge, if any.

Redemptions of shares of each of the Sub-Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on original investments, and (ii) shares purchased through reinvestment of dividends and capital gains.

Waivers of CDSC

No CDSC is imposed on redemptions (1) by (i) employees of the Main Distributor and its affiliates, (ii) Individual Retirement Accounts (“IRAs”), Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by the Investment Manager, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which the Main Distributor or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended that have an agreement in place with the Main Distributor; (5) by an investment company registered under the Investment Company Act of 1940, as amended, in connection with the combination of the investment company with the sub-fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts; (7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers and their immediate families, and financial intermediaries offering self-directed investment brokerage accounts that have an agreement in place with the Main Distributor;  (8) by a financial institution, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a separate fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the financial institution, and (ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Main Distributor, and their spouses, children, siblings and parents; and (10) by siblings or spouses of individuals who died in the terrorist attacks of September 11, 2001 made directly with the Sub-Funds.

Investors purchasing shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares subject to a waiver of the charge to assert this status at the time of redemption.

Any CDSC which otherwise would be imposed on redemptions of shares of a Fund will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with different retirement plans for U.S. employees (IRA among others) that are generally not allowing the participation of German shareholders; (c) systematic withdrawal payments, and (d) redemptions by the Fund of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed “disabled” if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Suspension of the Right of Redemption

According to the U.S. Investment Company Act the right of redemption of shares of a Sub-Fund or the date of payment of the redemption proceeds may be suspended for more than seven days (a) for any periods during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Sub-Fund normally invests in is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Sub-Fund’s investments or determination of its asset value not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Sub-Funds’ shareholders.

No interest will be paid on uncleared checks with respect to redemption proceeds or distributions.

Redemption Fee

If you redeem shares of a Sub-Fund, by sale or exchange, within 30 days of purchase, the Sub-Fund may impose a redemption fee of 2% of the amount redeemed. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

This fee will be retained by the Sub-Fund.

Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies.

The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of distributions or capital gains, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Sub-Fund of accounts falling below the minimum initial investment amount. The Sub-Funds reserve the right to waive this fee in other circumstances if the Investment Manager determines that doing so is in the best interest of the Sub-Funds.

DETERMINATION OF NET ASSET VALUE

The value of one share is its “net asset value”. The price of one share of a class is based on its net asset value. The net asset value is computed by adding the value of the Fund’s investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) on each day the NYSE is open.

The NYSE is generally open on each Monday through Friday, except New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The share capital of a Sub-Fund is equal to its net asset value.

Foreign securities are usually valued on the basis of the most recent closing price of the foreign markets on which such securities principally trade. For each Fund that invests in foreign securities principally listed on foreign exchanges that may trade on days the NYSE is closed, the value of a Fund’s assets may be affected on days when shareholders will not be able to purchase or redeem Fund shares.

The assets of the Sub-Funds are generally valued on the basis of market quotations. Securities for which such information is readily available are valued at the last reported sales price or, in the absence of reported sales, securities are valued at a price within the bid and asked price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

If a security is not tradeable (market quotations are not readily available or do not accurately reflect fair value for a security), or if a security’s value has been materially affected by events occurring after the close of the market on which the security is principally traded, the security may be valued on the basis of fair value as determined by the Manager under procedures adopted by the Trust’s Board of Trustees. These valuations are audited by the Fund’s independent public accountants in accordance with accounting principles generally accepted in the United States of America.

A security’s valuation may differ depending on the method used for determining value.

The Funds invest primarily in equity securities.  With respect to the limited amount of fixed-income securities in which the Funds can invest, short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees. These valuations are audited by the Fund’s independent public accountants.  Securities in which the Funds invest may be traded in markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE (normally 4:00 p.m. Eastern time) may result in adjustments to the closing prices to reflect what the investment manager, pursuant to policies established by the Board of Trustees, believes to be fair values of these securities as of the close of the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open.

Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Sub-Fund would receive if it sold the instrument.

In determining whether market quotations are reliable and readily available, the Investment Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Sub-Fund. Significant events may affect a particular company (for example, a trading halt in the company’s securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Investment Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Investment Manager believes has affected or is likely to affect the price of the instrument, the Investment Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

The Manager believes that under certain circumstances foreign securities values may be affected by volatility that occurs in U.S. markets on a trading day after the close of foreign securities markets. The Manager’s fair valuation procedures therefore include a procedure whereby foreign securities prices may be “fair valued” to take those factors into account.

Example for the Calculation of the Net Asset Value

Based on the assumption that an investor purchased 1,000 class B shares at the offering price of US$ 8.50 and that he redeemed these shares at a net asset value per share of $9.09 within one year, the maximum contingent deferred sales charge would have been 5% of the original investment of US$ 8.50, which is US$ 425. (Reinvested) distributions and/or increases in value would be free of charge. As the net asset value of the 1,000 shares on the day of redemption would have been US$ 9,090 the investor would have received a payment of US$ 8,665 after deduction of the contingent deferred sales charge.

SPECIAL BENEFITS OFFERED BY THE ALGER FUNDS

Alger Investment Plan (only for Class B share;, effective May 2, 2011 for existing shareholders only)

The Alger Funds offers investors the opportunity of saving by means of a regular monthly purchase of participating shares under the Alger Investment Plan.

The Alger Investment Plan may be arranged for one or more Sub-Funds authorized for public distribution in Germany.

Under the Alger Investment Plan the investor undertakes to invest every month at least EUR 125 or any other amount in excess chosen by him in the selected Sub-Fund.

As of the first of each month the monthly investment installment is transferred via direct debiting system from the investor’s bank account to the Paying Agent account of The Alger Funds with Deutsche Bank AG, Frankfurt am Main; the debited amount will be directly forwarded to the Luxembourg-based settlement company The Bank of New York Mellon (Luxembourg) S.A.; there it is converted into US$ and then passed on to the Custodian of the Alger Funds without undue delay.

The Paying Agent does not charge the investors any fees in connection with the settlement of payments under the Alger Investment Plan.

Shares are purchased at the net asset value on the day the investment installments are credited to the Custodian of The Alger Funds. There is no sales charge under the Alger Investment Plan.

The issue of shares is effected by the entry into the register of shareholders without undue delay.

For the purpose of settlement via direct debiting system the investor gives The Bank of New York Mellon (Luxembourg) S.A. direct debit authorization with respect to his bank account and undertakes to provide cover at the beginning of each month so that his bank honors the direct debits presented by Deutsche Bank AG, Frankfurt am Main.

Termination of the Alger Investment Plan, by which the direct debit authorization will be revoked, may be effected at any time by sending a relevant letter to the German Distributor which will pass the termination on to The Bank of New York Mellon (Luxembourg) S.A. for further processing without undue delay.

In order to prevent further debits to the investor’s bank account as of the first of the following month written notice has to be received by the 15th of each month.

If notice is received in time, The Bank of New York Mellon (Luxembourg) S.A. will no longer make use of the direct debit authorization and will debit no further investment installments.

Investors should under no circumstances oppose a debit of a investment installment covered by direct debit authorization with their bank as otherwise they would become liable for damages to The Alger Funds. The minimum damage incurred in connection with the settlement of an unjustified revocation amounts to EUR 15 unless the investor is able to furnish proof of a lower damage.

If investors do not only wish to terminate the Alger Investment Plan but also want to redeem the participating shares purchased under the Alger Investment Plan they may send their redemption request together with the termination or at any time thereafter. The settlement of redemption requests is described in Sec. “Redemption of shares” in this Prospectus.

The monthly investment installments will not necessarily result in a continuous capital appreciation because even if the number of the purchased participating shares regularly increases, their value may sometimes be subject to considerable fluctuations due to the stock market performances in which the relevant Sub-Fund has invested. In addition, exchange rate movements may have a positive or negative influence on the amount invested.

Exchanges between Sub-Funds

A shareholder may exchange some or all of their shares of a Sub- Fund for shares of another Sub-Fund. However, the shareholder may incur a 2% redemption fee if he exchanges shares of a Sub-Fund for shares of another Sub-Fund within 30 days of having acquired them. One class of shares may not be exchanged for another class of shares.

The shares held within one class of a Sub-Fund may be exchanged for shares of the same class of another Sub-Fund at their respective net asset value per share next determined after the exchange notice is received.

Once an initial sales charge has been imposed on a purchase of class A shares, no additional charge is imposed in connection with their exchange. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the six-year holding period for class B shares and the one-year holding period for certain class A shares.

For purposes of calculating the eight-year holding periods for automatic conversion of class B shares to class A shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased.

An exchange of shares is treated for tax purposes as a sale with a subsequent purchase of participating shares and therefore the speculation tax limit should be taken into consideration.

The exchange privilege may be modified or terminated at any time by a notice to the shareholders.

Shareholders, who intend to exchange their participating shares for those of a Sub-Fund of the Fund, which is not registered for public distribution in Germany, should consider, that they waive the protection of the Investment Act and that they may suffer considerable tax disadvantages.

Systemic Withdrawal Plan

A systematic withdrawal plan is available to shareholders who own shares of a Fund with a value exceeding $10,000 at the time you begin participation in the Plan and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder’s shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Sub-Fund from which withdrawals will be made with State Street Bank and Trust Company, as agent for Withdrawal Plan members. All dividends and distributions on shares in the withdrawal plan are automatically reinvested at asset value in additional shares of the relevant Sub-Fund.

Reinvestment Privilege

Shareholders who have redeemed shares may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder’s status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes. The Alger Funds reserves the right to stop granting this privilege subject to prior notice within reasonable time.

MANAGEMENT OF THE SUB-FUNDS AND OTHER SERVICES

Supervision by the Board of Trustees

Management and business activity of The Alger Funds is subject to the supervision of the Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law.

The Board of Trustees has two standing committees, the Audit Committee and the Nominating Committee. The Audit Committee oversees (a) the Sub-Fund’s accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Sub-Fund’s financial statements and the independent audit thereof. The members of the Committee, which met six times during The Alger Fund’s last fiscal year, are Lester L. Colbert, Jr., Stephen E. O’Neil and Nathan E. Saint-Amand.

The function of the Nominating Committee is to select and nominate all candidates who are Independent Trustees for election to the Trust’s Board. The Nominating Committee, which met once during the Trust’s last fiscal year, is composed of all Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust, and are not affiliated with the Manager (“Independent Trustees”).

While the Nominating Committee expects to be able to identify a sufficient number of qualified candidates on its own, it will consider nominations from shareholders that are submitted in writing and otherwise pursuant to the provisions of the Nominating Committee Charter.

Board of Trustees of the Fund

Board’s Oversight Role in Management

The Board’s role in management of the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Manager, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Manager’s Chief Investment Officer (or a senior representative of his office), the Trust’s and the Manager’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of three Independent Trustees) meets during its scheduled meetings, and between meetings the Audit Committee chair maintains contact, with the Trust’s independent registered public accounting firm and the Trust’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of the Manager regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, investment research and securities lending. The Board also receives reports from counsel to the Trust or counsel to the Manager and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.

Board Composition and Leadership Structure

The Investment Company Act of 1940, as amended requires that at least 40% of a fund’s Trustees be Independent Trustees. To rely on certain exemptive rules under the Investment Company Act of 1940, as amended, a majority of a fund’s Trustees must be Independent Trustees, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the Investment Company Act of 1940, as amended or the rules thereunder require the approval of a majority of the Independent Trustees. Currently, 85% of the Trust’s Trustees, including the Chairman of the Board, are Independent Trustees. The Chairman of the Board chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas, represents the views of the Independent Trustees to management and facilitates communication among the Independent Trustees and their counsel. The Board has determined that its leadership structure, in which the Chairman of the Board is not affiliated with the Manager, is appropriate in light of the services that the Manager provides to the Fund and potential conflicts of interest that could arise from this relationship.

Information About Each Trustee’s Experience, Qualifications, Attributes or Skills

Trustees of the Fund, together with information as to their positions with the Fund, and principal occupations, are shown below.

			Number of
			Portfolios
			in the Alger
			Fund
Name, Age, Position with		Trustee	Complex(2) which are Overseen
the Trust and Address(1)	Principal Occupations	Since	by Trustee
Interested Trustee(3)
Hilary M. Alger (52) Trustee	Director of Development, Pennsylvania Ballet from 2004 to 2013.	2003	25

Non-Interested Trustees
Charles F. Baird, Jr. (60) Trustee	Managing Director of North Castle Partners, a private equity securities group; Chairman of Leiner Health Products, Enzymatic Therapy and Caleel & Hayden (skincare business); former Chairman of Elizabeth Arden Day Spas, Naked Juice, Equinox (fitness company) and EAS (manufacturer of nutritional products).	2000	25

Roger P. Cheever (68) Trustee	Associate Vice President for Principal Gifts at Harvard University.	2000	25

Lester L. Colbert, Jr. (80) Trustee	Private investor since 1988	2000	25

Stephen E. O’Neil (81) Trustee	Attorney. Private Investor since 1981.	1986	25

David Rosenberg (51) Trustee	Associate Professor of Law since 2006, Zicklin School of Business, Baruch College, City University of New York.	2007	25

Nathan E. Saint-Amand M.D. (76) Trustee	Medical doctor in private practice; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988;	1986	25

(1)                    The address of each Trustee and Officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)                    “Alger Fund Complex” refers to the Trust and the four other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the Boards of Trustees of the other five registered investment companies in the Alger Fund Complex.

(3)                    Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended ) of the Funds by virtue of her ownership control of Alger Associates, Inc. (“Alger Associates”), which controls Alger Management and its affiliates.

The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the board level, with no single Trustee, or particular factor, being indicative of board effectiveness. However, the Board believes that Trustees need to have the skills, experience and judgment necessary to address the issues directors of investment companies confront in fulfilling their duties to fund shareholders. These skills include the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., medicine or law), public service or academic positions; experience from service as a board member (including the Board of the Trust) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the Trustees are counseled by their own independent legal counsel, who participates in Board meetings and interacts with the Manager, and also may benefit from information provided by the Trust’s or the Manager’s counsel; both Board and Trust counsel have significant experience advising funds and fund board members. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

Each Trustee has been a Board member of the Trust and the Alger Fund Complex mutual funds for at least 3 years. In addition, the following are among some of the specific experiences, qualifications, attributes or skills that each Trustee possesses (this supplements information provided in the table above), which the Board believes help the Trustees to exercise effective business judgment.

•                  Hilary M. Alger—In addition to her tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2003), Ms. Alger has over 10 years experience in development for non-profit entities, and prior to that, worked as a securities analyst at Alger Management. Ms. Alger owns securities issued by, and serves on the Board of Directors of, Alger Associates.

•                  Charles F. Baird, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 2000), Mr. Baird has over 30 years experience as a business entrepreneur, primarily focusing on private equity securities. His extensive experience in the investment business provides in-depth knowledge of industry practices and standards.

•                  Roger P. Cheever—Mr. Cheever has been the Chairman of the Board of all of the Alger Fund Complex mutual funds for over 4 years, and a has been a Board member of some since 2000. Mr. Cheever has over 30 years of experience in the development and management of non-profit entities.

•                  Lester L. Colbert, Jr.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1974), and his service on the Audit Committee of the Trust, Mr. Colbert also served as an officer and director of a private company for over 16 years. He also has over 20 years of experience as a private investor.

•                  Stephen E. O’Neil—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1973), and his service as Chairman of the Audit Committee of the Trust, Mr. O’Neil has over 40 years experience as a lawyer and private investor.

•                  David Rosenberg—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds since 2007, Mr. Rosenberg has over 10 years of experience as a professor of business law.

•                  Nathan E. Saint-Amand, M.D.—In addition to his tenure as a Board member of all of the Alger Fund Complex mutual funds (some since 1986), Dr. Saint-Amand has been a medical doctor for over 40 years and has served on the boards of several non-profit entities.

Information about each officer of the Fund are shown in the table below:

Name, Age, Position with
the Trust and Address(1)	Principal Occupations	Officer Since
Officers(2)
Hal Liebes (49) President	Director, Executive Vice President, Chief Legal Officer, Chief Operating Officer and Secretary of Alger Management since 2006.	2005

Lisa A. Moss (48) Secretary	Assistant General Counsel of Alger Management since June 2006. Currently Senior Vice President.	2006

Stephen B. Levine (27) (Assistant Secretary)	Employed by Alger Management since 2012. Formerly Senior Paralegal at the Dreyfus Corporation from 2008 to 2012.	2012

Michael D. Martins (48) Treasurer	Senior Vice President of Alger Management since 2005	2005

Anthony S. Caputo (58) Assistant Treasurer	Employed by Alger Management since 1986, currently serving as Vice President.	2007

Sergio M. Pavone (52) Assistant Treasurer	Employed by Alger Management since 2002, currently serving as Vice President.	2007

Barry J. Mullen (60) Chief Compliance Officer	Senior Vice President and Chief Compliance Officer of Alger Management since 2006.	2006

(1)                    The address of each Officer is c/o Fred Alger Management, Inc., 360 Park Avenue South, New York, NY 10010.

(2)                    Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Fund Complex.

No Trustee is a director of any public company except as may be indicated under “Principal Occupations” above.

No Director, officer or employee of Fred Alger Management, Inc. or its affiliates will receive any compensation from The Alger Funds for serving as an officer or Trustee of The Alger Funds. Effective March 2014, each Sub-Fund pays each independent Trustee a fee of $950 for each meeting the Trustee attends, to a maximum of $3,800 per annum, plus travel expenses incurred for attending the meeting. The Independent Trustee appointed as Chairman of the Board of Trustees receives an additional compensation of $24,300 per annum paid pro rata by each Fund in the Alger Fund Complex. Additionally, each Fund pays each member of the Audit Committee $81 for each meeting attended to a maximum of $324 per annum.

The Trustees and officers of the Trust are permitted to purchase shares of the Sub-Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort is involved.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2013. The following table provides compensation amounts paid to current Independent Trustees of the Trust for the fiscal year ended October 31, 2013.

Compensation Table

Name, Position	Aggregate compensation from The Alger Funds	Total compensation Paid to Trustees from The Alger Funds Complex

Charles F. Baird, Jr.	$27,120	$84,750
Roger P. Cheever	$33,614	$105,375
Lester L. Colbert, Jr.	$22,480	$70,250
Stephen E. O’Neil	$29,520	$92,250
David Rosenberg	$27,120	$84,750
Nathan E. Saint-Amand	$29,520	$92,250

The following table shows each Trustee’s beneficial ownership as of the date of December 31, 2013, by dollar range, of equity securities of the Alger Funds and of all of the funds in the Alger Fund complex overseen by that Trustee. The ranges are as follows: A = none; B = $1—$10,000; C = $10,001—$50,000; D = $50,001—$100,000; E = over $100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc.

Name	Small Cap Growth	Mid Cap Growth	International Growth	Aggregate Equity Securities of Funds in Alger Fund Complex Overseen by Trustee
Interested Trustees
Hilary M. Alger	E	A	E	E

Non-Interested Trustees
Charles F. Baird, Jr.	A	A	A	A
Roger P. Cheever	A	A	A	E
Lester L. Colbert, Jr.	A	A	C	D
Stephen E. O’Neil	A	A	A	A
David Rosenberg	A	A	A	A
Nathan E. Saint-Amand	A	A	A	E

Proxy Voting Policies and Procedures

The Board of Trustees of The Alger Funds has delegated authority to vote all proxies related to the Sub-Funds’ portfolio securities to Alger Management, the Sub-Funds’ investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Sub-Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Sub-Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Sub-Funds to Institutional Shareholder Services Inc. (“ISS”), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guidelines intended to vote proxies in the clients’ best interest, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. To the extent ISS has a material conflict of interest with the company whose proxies are at issue, ISS may recuse itself from voting proxies. Alger Management monitors ISS’s proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Sub-Fund. Further, Alger Management has a process in place for marketing voting determination in the event of a conflict of interest.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management’s behalf, maintains proxy statements received regarding securities held by the Sub-Funds; records of votes cast on behalf of each Sub-Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Sub-Funds’ proxy voting record for the most recent 12 months ended June 30th will be available upon request and/on The Alger Funds’ website and on the SEC’s website.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management’s behalf, to vote proxies of securities held by the Sub-Funds.

Operational Issues

Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for nonaudit services are excessive or there is reason to believe that the auditor’s opinion is inaccurate.

Board of Directors

Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

Proxy Contests

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management’s track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

Anti-Takeover Defenses

Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Mergers and Corporate Restructurings

Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

State of Incorporation

Proposals for changing a company’s state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

Capital Structure

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being de-listed.

Executive and Director Compensation

Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

Social and Environmental Issues

Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

Mutual Fund Proxies

Votes to elect directors are determined on a CASE-BYCASE basis, considering factors such as board structure and director independence and qualifications.

Investment Manager

Fred Alger Management, Inc.

360 Park Avenue South

New York, NY 10010

U.S.A.

serves as investment manager for the Sub-Funds.

Fred Alger Management, Inc. is a stock corporation and had a share capital of US$107,501,545 as of December 31, 2013.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2013, had approximately $ 14.5 billion in mutual fund accounts and $ 6.6 billion in other assets under management. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Alger Associates and, indirectly, Alger Management, is controlled by Hilary M. Alger, Nicole D. Alger and Alexandra D. Alger, who own in the aggregate in excess of 99% of the voting rights of Alger Associates.

Alger Management serves as investment manager of The Alger Funds pursuant to a written agreement and is responsible for the overall administration of The Alger Funds, subject to the supervision of the Board of Trustees. The services provided by Alger Management under the Advisory Agreement include: making investment decisions for the Sub-Funds, placing orders to purchase and sell securities on behalf of the Sub-Funds, and selecting broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as each Sub-Fund’s broker in effecting most of the Sub-Fund’s transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. Alger Management employs professional securities analysts who provide research services exclusively to the Sub-Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser. Alger Management pays the salaries of all officers who are employed by both it and the Sub-Funds. Alger Management bears all expenses in connection with the performance of its services under the Advisory Agreement.

For the investment management services provided each Sub-Fund pays Alger Management a monthly fee at annual rates equal to a percentage of the relevant Sub-Fund’s average daily net assets; as follows:

Alger International Growth Fund 0.71% for assets up to $1 billion and 0.60% for assets in excess of $1 billion

Alger Mid Cap Growth Fund 0.76% for assets up to $1 billion and 0.70% for assets in excess of $1 billion

Alger Small Cap Growth Fund 0.81% for assets up to $1 billion and 0.75% for assets in excess of $1 billion

Alger Management may recoup management fees it waives, but only from fees it collects in the same year.

During the fiscal years ended October 31, 2011, 2012 and 2013, Fred Alger Management, Inc. earned under the terms of the Advisory Agreement, $2,358,000, $1,954,000 and $1,695,928, respectively, in respect of the International Growth Fund; $2,248,000, $1,686,000 and $1,597,775 respectively, in respect of the Mid Cap Growth Fund; $2,668,000, $2,010,000 and 2,012,546 respectively, in respect of the Small Cap Growth Fund.

Pursuant to a separate administration agreement, Alger Management also provides administrative services to the Sub-Funds, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Sub-Funds; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of each Sub-Fund’s investment portfolio and the publication of the net asset value of each Sub-Fund’s shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Sub-Funds, including the Sub-Funds’ Custodian, Transfer Agent and printers; providing trading desk facilities for the Sub-Funds; and supervising compliance by the Sub-Funds with recordkeeping and periodic reporting requirements under the Act.

Alger Management’s administrative fee 0.0275% of average daily net assets, and pursuant to an Accounting Agency Agreement between Brown Brothers Harriman & Co. (“BBH”) and the Funds, for a fee of 0.014% of the Sub-Funds’ average daily net assets for the first $5 billion in assets and 0.0125% for assets over $5 billion, BBH will provides accounting and bookkeeping services and calculation of the net asset value of the Sub-Funds’ shares.

During the fiscal year ended October 31, 2011, 2012 and 2013, Alger Management earned under the terms of the Administration Agreement, $91,000, $76,000 and $65,688 respectively with respect to Alger International Growth Fund; $81,000, $61,000 and $65,688 respectively with respect to Alger Mid Cap Growth Fund and $91,000, $68,000 and $68,328 respectively with respect to Alger Small Cap Growth Fund.

Sub-Fund Managers

Mr. Pedro V. Marcal acts as investment manager of Alger International Growth Fund since 2013. Mr. Marcal has been employed by the Investment Manager since February 2013 as Senior Vice President and portfolio manager. Prior to joining the Investment Manager, he was Portfolio Manager at Allianz Global Investors (formerly Nicholas-Applegate Capital Management) from 1994 to 2013. Ms. Jill Greenwald, CFA, acts as investment manager of Alger Small Cap Growth Fund since November 2001, and has been employed by the Manager as a Senior Vice President and portfolio manager. Since November 2010 Ms. Ankur Crawford, Ph.D. (Senior Vice President, Senior Analyst) and Mr. Michael Young (Senior Vice President, Senior Analyst) act as co-portfolio managers of the Alger Mid Cap Growth Fund. Since February 2013, Mr. Alex Goldman (Senior Vice President, Senior Analyst), Mr. Michael Melnyk (Senior Vice President, Senior Analyst), Mr. Brian Schulz (Senior Vice President, Senior Analyst) and Mr. Christopher R. Walsh (Senior Vice President, Senior Analyst) and since February 2014 Joel Emery (Senior Vice President, Senior Analyst) also act as co-portfolio managers of the Alger Mid Cap Growth Fund.

Code of Ethics

The employees of Alger Management are permitted to engage in personal securities transactions subject to the restrictions and procedures of The Alger Funds’ Code of Ethics. Pursuant to the Code of Ethics the employees generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading.

Description of Portfolio Manager Compensation Structure

An Alger portfolio manager’s compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees. A portfolio manager’s base salary is typically a function of the portfolio manager’s experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including the firm’s overall financial results and profitability; the firm’s overall investment management performance; current year’s and prior years’ investment performance (both relative and absolute) of the portfolios before tax for which the individual is responsible, based on the benchmark of each such portfolio; and the individual’s leadership contribution within the firm.

While the benchmarks and peer groups used in determining a portfolio manager’s compensation may change from time to time, Alger Management may refer to benchmarks, such as those provided by Russell Investments and Standard & Poor’s, and peer groups, such as those provided by Lipper Inc. and Morningstar Inc., that are widely-recognized by the investment industry.

Potential Conflicts of Interest

Information in the following discussion relating to the business, practices, policies and rights of Alger Management and its affiliates has been provided by Alger Management.

Summary

Alger Management and its affiliates include a broker-dealer, asset management and other related financial services organizations. As such, it acts as an investor, investment manager, and investment adviser, and has other direct and indirect interests in the equity markets in which the Funds directly and indirectly invest. As a result, Alger Management, and its affiliates, directors, partners, trustees, managers, members, officers and employees (collectively for purposes of this “Potential Conflicts of Interest” section, “Alger”), including those who may be involved in the management, sales, investment activities, business operations or distribution of the Funds, are engaged in businesses and have interests other than that of managing the Funds. The Funds will not be entitled to compensation related to such businesses. These activities and interests include multiple potential advisory, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Funds and their service providers. These are considerations of which shareholders should be aware, and which may cause conflicts that could disadvantage the Funds.

As a registered investment adviser under the Investment Advisers Act of 1940, as amended, Alger Management is required to file and maintain a registration statement on Form ADV with the SEC. Form ADV contains information about assets under management, types of fee arrangements, types of investments, potential conflicts of interest, and other relevant information regarding Alger Management. A copy of Part 1 of Alger Management’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

Potential Conflicts Relating to Portfolio Decisions, the Sale of Fund Shares and the Allocation of Investment Opportunities

Alger’s Other Activities May Have an Impact on the Funds

Alger Management makes decisions for the Funds in accordance with its obligations as investment adviser of the Funds. However, Alger’s other activities may have a negative effect on the Funds. As a result of the various activities and interests of Alger described above, it is possible that the Funds will have business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Alger performs or seeks to perform services. It is also likely that the Funds will undertake transactions in securities in which Alger has direct or indirect interests. In addition, while Alger Management will make decisions for the Funds in accordance with its obligations to manage the Funds appropriately, the fees, allocations, compensation and other benefits to Alger (including benefits relating to business relationships of Alger) arising from those decisions may be greater as a result of certain portfolio, investment, service provider or other decisions made by Alger Management for the Funds than they would have been had other decisions been made which also might have been appropriate for the Funds. For example, Alger Management may make the decision to have Alger or an affiliate thereof provide administrative or other services to a Fund instead of hiring an unaffiliated administrator or other service provider, provided that such engagement is on market terms, as determined by the Fund or the Fund’s Board in its discretion.

Alger conducts broker-dealer and other activities. This business may give Alger access to the current status of certain markets, investments and funds. As a result of these activities and the access and knowledge arising from those activities, parts of Alger may be in possession of information in respect of markets, investments and funds, which, if known to Alger Management, might cause Alger Management to seek to dispose of, retain or increase interests in investments held by the Funds or acquire certain positions on behalf of the Funds. Alger disclaims any duty to make any such information available to Alger Management or in particular the personnel of Alger Management making investment decisions on behalf of the Funds.

Alger’s or Intermediaries’ Financial and Other Interests and Relationships May Incentivize Alger or Intermediaries to Promote the Sale of Certain Fund Shares

Alger, its personnel and other financial service providers, have interests in promoting sales of shares of the Funds. With respect to both Alger and its personnel, the remuneration and profitability relating to services to and sales of shares of certain Funds or other products may be greater than the remuneration and profitability relating to services to and sales of other Funds that might be provided or offered.

Conflicts may arise in relation to sales-related incentives. Alger and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to a Fund or its shareholders. Alger and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher for some products or services than for others, and the remuneration and profitability to Alger and such personnel resulting from transactions on behalf of or management of the Funds may be greater or lesser than the remuneration and profitability resulting from other funds or products.

Conflicts may arise in relation to sales-related incentives. Alger and its personnel may receive greater compensation or greater profit in connection with certain funds in the Alger Family of Funds than with other funds, including the Sub-Funds. Differentials in compensation may be related to the fact that Alger may pay a portion of their advisory fee to an unaffiliated investment adviser, or to other compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of Alger and their personnel to recommend certain Funds over other Funds.

Alger Affiliates may also have relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Funds, or who engage in transactions with or for the Funds. For example, Alger regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Alger understand the consultant’s points of view on the investment management process. Consultants and other parties that provide consulting or other services or provide service platforms for employee benefit plans to potential investors in the Funds may receive fees from Alger or the Funds in connection with the distribution of shares in the Funds or other Alger products. For example, Alger may enter into revenue or fee sharing arrangements with consultants, service providers, and other intermediaries relating to investments in mutual funds, or other products or services offered or managed by Alger Management. Alger may also pay a fee for membership in industry-wide or state and municipal organizations or otherwise help sponsor conferences and educational forums for investment industry participants including, but not limited to, trustees, fiduciaries, consultants, administrators, state and municipal personnel and other clients. Alger’s membership in such organizations allows Alger to participate in these conferences and educational forums and helps Alger interact with conference participants and to develop an understanding of the points of view and challenges of the conference participants. In addition, Alger’s personnel, including employees of Alger, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in the Funds or that may recommend investments in the Funds or distribute the Funds. In addition, Alger, including Alger Management, may make charitable contributions to institutions, including those that have relationships with clients or personnel of clients. Personnel of Alger may also make political contributions. As a result of the relationships and arrangements described in this paragraph, consultants, distributors and other parties may have conflicts associated with their promotion of the Funds or other dealings with the Funds that create incentives for them to promote the Funds or certain portfolio transactions.

To the extent permitted by applicable law, Alger or the Sub-Funds may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote current or future accounts or funds managed or advised by Alger (including Alger Management) or in which Alger (including Alger Management) or its personnel have interests (collectively, the “Client/Alger Accounts”), the Funds and other products. In addition to placement fees, sales loads or similar distribution charges, payments may be made out of Alger’s assets, or amounts payable to Alger rather than a separately identified charge to the Funds, Client/Alger Accounts or other products. Such payments may compensate Intermediaries for, among other things: marketing the Funds, Client/Alger Accounts and other products (which may consist of payments resulting in or relating to the inclusion of the Funds Client/Alger Accounts and other products on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the Intermediaries); access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; fees for directing investors to the Funds, Client/Alger Accounts and other products; “finders fees” or “referral fees” or other fees for providing assistance in promoting the Funds, Client/Alger Accounts and other products (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); and/or other specified services intended to assist in the distribution and marketing of the Funds, Client/Alger Accounts and other products. Such payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary; may be based on a percentage of the value of interests sold to, or held by, customers of the Intermediary involved; or may be calculated on another basis. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or promotions. Furthermore, subject to applicable law, such payments may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs. The additional payments by Alger may also compensate Intermediaries for subaccounting, administrative and/or shareholder processing or other investor services that are in addition to the fees paid for these services by such products.

The payments made by Alger or the Funds may be different for different Intermediaries. The payments may be negotiated based on a range of factors, including but not limited to, ability to attract and retain assets, target markets, customer relationships, quality of service and industry reputation. Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary increases. The presence of these payments and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative or salesperson to highlight, feature or recommend certain products based, at least in part, on the level of compensation paid.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Funds and Other Alger Accounts

Alger has potential conflicts in connection with the allocation of investments or transaction decisions for the Funds. For example, the Funds may be competing for investment opportunities with Client/Alger Accounts. The Client/Alger Accounts may provide greater fees or other compensation (including performance based fees), equity or other interests to Alger (including Alger Management).

Alger may manage or advise Client/Alger Accounts that have investment objectives that are similar to those of the Funds and/or may seek to make investments in securities or other instruments, sectors or strategies in which the Funds may invest. This may create potential conflicts where there is limited availability or limited liquidity for those investments. Transactions in investments by multiple Client/Alger Accounts (including accounts in which Alger and its personnel have an interest), other clients of Alger or Alger itself may have the effect of diluting or otherwise negatively affecting the values, prices or investment strategies associated with securities held by Client/Alger Accounts, or the Funds, particularly, but not limited to, in small capitalization or less liquid strategies. Alger Management has developed policies and procedures that provide that it will allocate investment opportunities and make purchase and sale decisions among the Funds and other Client/Alger Accounts in a manner that it considers, in its sole discretion but consistent with its fiduciary obligation to the Funds and Client/Alger Accounts, to be equitable.

In many cases, these policies result in the pro rata allocation of limited opportunities across the Funds and Client/Alger Accounts, but in many other cases the allocations reflect numerous other factors based upon Alger Management’s good faith assessment of the best use of such limited opportunities relative to the objectives, limitation and requirements of the Funds and Client/Alger Accounts and applying a variety of factors including those described below. Alger Management seeks to treat all clients reasonably in light of all factors relevant to managing an account, and in some cases it is possible that the application of the factors described below may result in allocations in which certain accounts may receive an allocation when other accounts do not. The application of these factors as described below may result in allocations in which Alger and Alger employees may receive an allocation or an opportunity not allocated to other Client/Alger Accounts or the Fund. Allocations may be based on numerous factors and may not always be pro rata based on assets managed.

Alger Management will make allocations related decisions with reference to numerous factors. These factors may include, without limitation, (i) account investment horizons, investment objectives and guidelines; (ii) different levels of investment for different strategies; (iii) client-specific investment guidelines and restrictions; (iv) the expected future capacity of applicable Funds or Client/Alger Accounts; (v) fully directed brokerage accounts; (vi) tax sensitivity of accounts; (vii) suitability requirements and the nature of investment opportunity; (viii) account turnover guidelines; (ix) cash and liquidity considerations, including without limitation, availability of cash for investment; (x) relative sizes and expected future sizes of applicable accounts; (xi) availability of other appropriate investment opportunities; and/or (xii) minimum denomination, minimum increments, de minimus threshold and round lot considerations. Suitability considerations can include without limitation (i) relative attractiveness of a security to different accounts; (ii) concentration of positions in an account; (iii) appropriateness of a security for the benchmark and benchmark sensitivity of an account; (iv) an account’s risk tolerance, risk parameters and strategy allocations; (v) use of the opportunity as a replacement for a security Alger believes to be attractive for an account; and/or (vi) considerations related to giving a subset of accounts exposure to an industry. In addition, the fact that certain Alger personnel are dedicated to one or more Funds, accounts or clients may be a factor in determining the allocation of opportunities sourced by such personnel. Reputational matters and other such considerations may also be considered.

During periods of unusual market conditions, Alger Management may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only funds or accounts that are typically managed on a side-by-side basis with levered and/or long-short funds or accounts. During such periods, Alger Management will seek to exercise a disciplined process for determining its actions to appropriately balance the interests of all accounts, including the Funds, as each determines in its sole discretion.

In addition to allocations of limited availability investments, Alger may, from time to time, develop and implement new investment opportunities and/or trading strategies, and these strategies may not be employed in all accounts (including the Funds) or pro rata among the accounts where they are employed, even if the strategy is consistent with the objectives of all accounts. Alger may make decisions based on such factors as strategic fit and other portfolio management considerations, including, without limitation, an account’s capacity for such strategy, the liquidity of the strategy and its underlying instruments, the account’s liquidity, the business risk of the strategy relative to the account’s overall portfolio make-up, and the lack of efficacy of, or return expectations from, the strategy for the account, and such other factors as Alger deems relevant in its sole discretion. For example, such a determination may, but will not necessarily, include consideration of the fact that a particular strategy will not have a meaningful impact on an account given the overall size of the account, the limited availability of opportunities in the strategy and the availability of other strategies for the account.

Allocation decisions among accounts may be more or less advantageous to any one account or group of accounts. As a result of these allocation issues, the amount, timing, structuring or terms of an investment by the Funds may differ from, and performance may be lower than, investments and performance of other Client/Alger Accounts.

Notwithstanding anything in the foregoing, the Funds may or may not receive opportunities sourced by Alger businesses and affiliates. Such opportunities or any portion thereof may be offered to Client/Alger Accounts, Alger or affiliates thereof, all or certain investors of the Funds, or such other persons or entities as determined by Alger in its sole discretion. According to Alger Management, the Funds will have no rights and will not receive any compensation related to such opportunities.

Alger Management and/or its affiliates manage accounts of clients of Alger’s separate account business. Such clients receive advice from Alger by means of separate accounts. With respect to the Funds, Alger Management may follow a strategy that is expected to be similar over time to that delivered by the separate accounts. Each of the Funds and the separate account clients are subject to independent management and, given the independence in the implementation of advice to these accounts, there can be no warranty that such investment advice will be implemented simultaneously. Neither Alger Management nor its affiliates will always know when advice issued has been executed (if at all) and, if so, to what extent. While Alger Management and its affiliates will use reasonable endeavors to procure timely execution, it is possible that prior execution for or on behalf of the separate accounts could adversely affect the prices and availability of the securities and instruments in which the Funds invest.

Other Potential Conflicts Relating to the Management of the Funds by Alger Management

Potential Restrictions and Issues Relating to Information Held by Alger

From time to time, Alger may come into possession of material, non-public information or other information that could limit the ability of the Funds to buy and sell investments. The investment flexibility of the Funds may be constrained as a consequence. Alger Management generally is not permitted to obtain or use material non-public information in effecting purchases and sales in public securities transactions for the Funds.

Issues Relating to the Valuation of Assets by Multiple Divisions or Units Within Alger

Certain securities and other assets in which the Funds may invest may not have a readily ascertainable market value and will be valued by Alger Management in accordance with the valuation guidelines described in the valuation procedures adopted by the Funds. Such securities and other assets may constitute a substantial portion of a Fund’s investments.

Alger Management may face a conflict of interest in valuing the securities or assets in a Fund’s portfolio that lack a readily ascertainable market value.  Such valuations will affect Alger Management’s compensation. Alger Management will value such securities and other assets in accordance with the valuation policies in the Funds’ procedures.

Potential Conflicts Relating to Alger’s Proprietary Activities and Activities On Behalf of Other Accounts

The results of the investment activities of the Funds may differ significantly from the results achieved by Alger for its proprietary accounts and from the results achieved by Alger for other Client/Alger Accounts. Alger Management will manage the Funds and its other Client/Alger Accounts in accordance with their respective investment objectives and guidelines. However, Alger may give advice, and take action, with respect to any current or future Client/Alger Accounts that may compete or conflict with the advice Alger Management may give to the Funds including with respect to the return of the investment, the timing or nature of action relating to the investment or method of exiting the investment.

Transactions undertaken by Alger or Client/Alger Accounts may adversely impact the Funds. Alger and one or more Client/Alger Accounts may buy or sell positions while a Fund is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Fund. In addition, Alger Management and other Alger affiliates may manage funds or accounts, and Alger may be invested in funds or accounts, that have similar investment objectives or portfolios to that of the Fund, and events occurring with respect to such funds or accounts could affect the performance of the Fund. For example, in the event that withdrawals of capital or performance losses result in such a fund or account de-leveraging its portfolio by selling securities, this could result in securities of the same issuer, strategy or type held by a Fund falling in value, which could have a material adverse effect on the Fund. Conflicts may also arise because portfolio decisions regarding a Fund may benefit Alger or other Client/Alger Accounts.

In addition, transactions in investments by one or more Client/Alger Accounts and Alger may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund, particularly, but not limited to, in small capitalization or less liquid strategies. For example, this may occur when portfolio decisions regarding the Funds are based on research or other information that is also used to support portfolio decisions for other Client/Alger Accounts. When Alger or a Client/Alger Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Alger may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to Client/Alger Accounts, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Alger Management may, but is not required to aggregate purchase or sale orders for the Funds with trades for other funds or accounts managed by Alger, including Client/Alger Accounts. When orders are aggregated for execution, it is possible that Alger and Alger employee interests will receive benefits from such transactions, even in limited capacity situations. While Alger Management maintains policies and procedures that it believes are reasonably designed to deal equitably with conflicts of interest that may arise in certain situations when purchase or sale orders for a Fund are aggregated for execution with orders for Client/Alger Accounts, in some cases Alger Management will make allocations to accounts in which Alger and/or employees have an interest. Alger Management does not generally aggregate trades on behalf of wrap fee accounts at the present time. “Wrap fees” usually cover execution costs only when trades are placed with the sponsor of the account. Trades through different sponsors are generally not aggregated. Alger Management’s policy provides that wrap accounts generally trade after other accounts, including the Funds.

The directors, officers and employees of Alger, including Alger Management, may buy and sell securities or other investments for their own accounts (including through investment funds managed by Alger, including Alger Management). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers and employees that are the same, different from or made at different times than positions taken for the Funds. To reduce the possibility that the Funds will be materially adversely affected by the personal trading described above, each of the Funds and Alger, as the Funds’ Investment Adviser and distributor, has established policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Funds’ portfolio transactions. The Funds, Alger Management and its affiliate, the distributor, have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act of 1940, as amended and monitoring procedures relating to certain personal securities transactions by personnel of Alger Management which Alger Management deems to involve potential conflicts involving such personnel, Client/Alger Accounts managed by Alger Management and the Funds. The Codes of Ethics require that personnel of Alger Management comply with all applicable federal securities laws and with the fiduciary duties and anti-fraud rules to which Alger Management is subject. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by writing the SEC’s Public Reference Section, Washington, DC 20549-0102, or by electronic request to publicinfo@sec.gov.

Alger and one or more Client/Alger Accounts (including the Fund) may also invest in different classes of securities of the same issuer. As a result, one or more Client/Alger Accounts may pursue or enforce rights with respect to a particular issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. For example, if a Client/Alger Account holds debt securities of an issuer and a Fund holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Client/Alger Account which holds the debt securities may seek a liquidation of the issuer, whereas the Fund which holds the equity securities may prefer a reorganization of the issuer. In addition, Alger Management may also, in certain circumstances, pursue or enforce rights with respect to a particular issuer jointly on behalf of one or more Client/Alger Accounts, the Fund, or Alger employees. The Funds may be negatively impacted by Alger’s and other Client/Alger Accounts’ activities, and transactions for the Funds may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case had Alger and other Client/Alger Accounts not pursued a particular course of action with respect to the issuer of the securities. In addition, in certain instances personnel of Alger Management may obtain information about the issuer that would be material to the management of other Client/Alger Accounts which could limit the ability of personnel of Alger Management to buy or sell securities of the issuer on behalf of the Funds.

Alger May In-Source or Outsource

Subject to applicable law, Alger, including Alger Management, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than Investment Adviser to the Fund

Potential Conflicts Relating to Cross Transactions

To the extent permitted by applicable law, the Funds may enter into “cross transactions” (i.e., where an investment adviser causes a Fund to buy securities from, or sell a security to, another client of Alger Management or its affiliates). Alger may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, in a cross transaction, Alger Management will represent both the Fund on one side of a transaction and another account on the other side of the transaction (including an account in which Alger or its affiliates may have a proprietary interest) in connection with the purchase of a security by such Fund. Alger Management will ensure that any such cross transactions are effected on commercially reasonable market terms and in accordance with applicable law, including but not limited to Alger Management’s fiduciary duties to such entities.

Potential Conflicts That May Arise When Alger Acts in a Capacity Other Than as Investment Adviser to the Fund

To the extent permitted by applicable law, Alger may act as broker, dealer, or agent for the Funds. It is anticipated that the commissions, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Alger will be in its view commercially reasonable, although Alger, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Alger and such sales personnel at rates and on other terms arranged with Alger.

Alger may be entitled to compensation when it acts in capacities other than as Alger Management, and the Funds will not be entitled to any such compensation. For example, Alger (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Funds as broker, dealer, agent, or in other commercial capacities and no accounting to the Fund or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by Alger of any such fees or other amounts.

When Alger acts as broker, dealer, or agent, or in other commercial capacities in relation to the Fund, Alger may take commercial steps in its own interests, which may have an adverse effect on the Fund.

Potential Conflicts in Connection with Brokerage Transactions and Proxy Voting

To the extent permitted by applicable law, purchases and sales of securities for the Funds may be bunched or aggregated with orders for other Client/Alger Accounts. Alger Management,

however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating is not practicable, or required with respect to involving client directed accounts.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and a participating Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

Alger Management may select brokers (including, without limitation, affiliates of Alger Management) that furnish Alger Management, the Funds, other Client/Alger Accounts or their affiliates or personnel, directly or through correspondent relationships, with proprietary research or other appropriate services which provide, in Alger Management’s views, appropriate assistance to Alger Management in the investment decision-making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer databases; quotation equipment and services; and research-oriented computer hardware, software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other Client/Alger Accounts, including in connection with Client/Alger Accounts other than those that pay commissions to the broker relating to the research or other service arrangements. To the extent permitted by applicable law, such products and services may disproportionately benefit other Client/Alger Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/Alger Accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other Client/Alger Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other Client/Alger Accounts. To the extent that Alger Management uses soft dollars, it will not have to pay for those products and services itself. Alger Management may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that Alger Management receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by Alger Management.

Alger Management may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services Alger Management believes are useful in its investment decision-making process. Alger Management may from time to time choose not to engage in the above described arrangements to varying degrees.

Alger Management has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with Alger Management’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of Alger Management may have the effect of favoring the interests of other clients or businesses of other divisions or units of Alger and/or its affiliates provided that Alger Management believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see the section entitled “Proxy Voting Policies and Procedures.” of this Prospectus.

Potential Regulatory Restrictions on Investment Adviser Activity

From time to time, the activities of the Funds may be restricted because of regulatory or other requirements applicable to Alger and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by Alger would not be subject to some of those considerations. Certain activities and actions may be considered to result in reputational risk or disadvantage for the management of the Funds as well as for Alger. Similar situations could arise if Alger personnel serve as directors of companies the securities of which a Fund wishes to purchase or sell or is representing or providing financing to another potential purchaser. The larger Alger Management’s investment advisory business and Alger’s businesses, the larger the potential that these restricted list policies will impact investment transactions.

Custodian

Brown Brothers Harriman & Co.

40 Water Street

225 Franklin Street

Boston, Massachusetts 02109

U.S.A.

serves as custodian for the Trust since 17 March 2008 pursuant to a custodian agreement under which it holds the Funds’ assets.

The Custodian is a limited partnership and the total partnership capital amounted to US$ 750,000,000 as of December 31, 2013.

For its services the Custodian receives an annual fee from each Sub-Fund, which is between 0.005% of the US gross assets not exceeding US$ 5 billion and 0.004% of the US gross assets exceeding US$ 5 billion. With respect to assets outside the US the Custodian receives an annual fee from each Sub-Fund, which is between 0.02% of the non-US gross assets and 0.40% of the non-US gross assets dependent from the asset’s home state. With respect to securities transactions the Custodian receives fees between US$ 20 to US$ 90 per transaction. In addition, the Custodian is reimbursed for certain of its expenses.

Transfer Agent

State Street Bank and Trust Company

c/o Boston Financial Data Services, Inc.

P.O. Box 8480

Boston, Massachusetts 02266-8480

U.S.A.

serves as Transfer Agent.

Under the transfer agency agreement Boston Financial Data Services, Inc processes purchases and redemptions of shares of the Sub-Funds, maintains the shareholder account records for each Sub-Fund, handles certain communications between shareholders and the Sub-Funds and distributes any dividends and distributions payable by the Sub-Funds.

State Street Bank and Trust Company is a stock corporation and the total stockholders equity amounted to US$ 20.378 billion as of December 31, 2013.

The Transfer Agent receives an annual per account fee of US$ 4.75 and an annual asset based fee not to exceed 0.0275% of average daily net assets. Certain expenses of the Transfer Agent are reimbursed additionally. Fees are billable on a monthly basis at the rate of 1/12 the annual fee.

Independent Public Accountants

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

U.S.A.

serves as independent public accountants for the Sub-Funds. The audit relates to the Sub-Funds’ annual reports and the documents to be filed with the SEC.

Main Distributor and Shareholder Servicing

The Sub-Funds have entered into a main distribution agreement with

Fred Alger & Company, Incorporated

360 Park Avenue South

New York, NY 10010

U.S.A.

according to which the Main Distributor will use its best efforts to reach a wide diversification of the shares. For this purpose the Main Distributor may enter into agreements with further distributors.

Fred Alger & Company, Incorporated is a stock corporation and had a share capital of US$ 156,435,194 as of December 31, 2013.

The Main Distributor receives from the Sub-Funds a distribution fee separately set out in Sec. “Distribution Plan” in this Prospectus. In addition the Main Distributor will be paid the contingent deferred sales charges (see Sec. “Redemption of Shares” in this Prospectus) and will receive brokerage commissions from the Sub-Funds (see also Sec. “Portfolio Transactions” in this Prospectus).

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others (“financial intermediaries”) who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of the value of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary’s reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Sub-Fund or the amount of proceeds received by a Sub-Fund on the sale of shares.

In Germany shareholders may contact the German Distributor with respect to their questions and requests.

Distribution Plan

Each Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (each a “Plan”, together “Plans”) that allows class A shares to pay a 0.25% fee and Class B Shares to pay a 1.0% fee out of its assets on an ongoing basis for distribution and shareholder services provided to class A and class B shareholders. These fees will increase the cost of your investment in class A and class B shares, and may cost you more than paying other types of sales charges.

Each Plan authorizes the Trust to pay Alger Inc., on behalf of each Sub-Fund, a shareholder servicing fee computed at an annual rate of up to 0.25% of the average daily net assets allocable to the class A or class B shares, as the case may be, of a Sub-Fund, and such fee shall be charged only to that Class. The shareholder servicing fee is used by Alger Inc. to provide compensation for ongoing servicing and/or maintenance of shareholder accounts and to cover an allocable portion of overhead and other Alger Inc. and selected dealer office expenses related to the servicing and/or maintenance of shareholder accounts. Compensation will be paid by Alger Inc. to persons, including Alger Inc. employees, who respond to inquiries of shareholders of the Sub-Fund regarding their ownership of shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by the Sub-Fund’s Manager, Transfer Agent or other agent of the Sub-Fund.

During the fiscal year ended October 31, 2013, the Funds paid Alger Inc. for distribution services under the provisions of the class A shares’ Plan, approximately, as follows:

Fund	Fees Paid
Alger International Growth Fund	$358,282
Alger Mid Cap Growth Fund	$344,751
Alger Small Cap Growth Fund	$440,644

Under the class B a portion of the distribution fee allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell class B of the Sub-Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in class B shares. For class B shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays.

The class B shares’ Plan is a “reimbursement” plan under which Alger Inc. is reimbursed for its actual distribution expenses up to 0.75% of each Sub-Fund’s class B shares average daily net assets. In addition, each Fund’s class B shares may pay Alger Inc. a fee of up to 0.25% of their average daily net assets for the provision of shareholder services. Any contingent deferred sales charges (“CDSCs”) on class B shares received by Alger Inc. will reduce the amount to be reimbursed under the Plan. Under this Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2013, the following approximate amounts were carried forward under the class B Plan:

Fund	Carryforward Amounts
Alger International Growth Fund	$16,303,325
Alger Mid Cap Growth Fund	$10,840,617
Alger Small Cap Growth Fund	$15,670,423

During the fiscal year ended October 31, 2013, the Funds reimbursed Alger Inc. for distribution services under the provisions of the class B shares’ Plan, approximately, as follows:

Fund	Fees Paid
Alger International Growth Fund	$722,530
Alger Mid Cap Growth Fund	$478,173
Alger Small Cap Growth Fund	$132,984

These expenses may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the participating shares,

such as, answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of any Sub-Fund; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the Sub-Fund; costs involved in preparing, printing and distributing sales brochures for the Sub-Funds; and costs involved in obtaining whatever information, analysis and reports with respect to marketing and promotional activities on behalf of the Sub-Funds that they deem advisable.

Historically, the distribution expenses incurred by Alger Inc. exceeded the assets of class B of the Sub-Fund available for reimbursement under the Distribution Plan. It is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of class B of a Sub-Fund in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the Sub-Fund during that year and the applicable percentage of the Sub-Fund’s average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable class B of the Sub-Fund on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Sub-Fund’s statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although The Alger Funds’ Board of Trustees may change this policy, it is currently anticipated that payments under the Distribution Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Distribution Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

Alger Inc. has acknowledged that payments under the Plan are subject to the approval of The Alger Funds’ Board of Trustees and that no Sub-Fund is contractually obligated to make payments in any amount or at any time, including payments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Distribution Plans remain in effect from year to year, provided such continuation is approved annually by vote of The Alger Funds’ Board of Trustees, including a majority of the Trustees who are not interested persons of The Alger Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan (“independent trustees”). A Distribution Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without shareholders’ approval, and all material amendments of the Distribution Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to any Sub-Fund to which the Plan relates, by a vote of a majority of the outstanding voting securities of the Sub-Fund, on not more than thirty days’ written notice to any other party to the Distribution Plan. If the Distribution Plan is terminated, or not renewed with respect to any one or more Sub-Funds, it may continue in effect with respect to any Sub-Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under the Plan and the purpose for which such expenditures were made.

Alger Inc.’s selling expenses during the fiscal year ended October 31, 2013 were as follows:

Class A Shares

	Alger International Growth Fund	Alger Mid Cap Growth Fund	Alger Small Cap Growth Fund
Advertising & Promotion	$3,682	$4,084	$5,999
Compensation to Dealers	$394,025	$377,967	$460,936
Compensation to Sales Personnel	$27,040	$30,268	$43,765
Printing	$593	$667	$946
Total Selling Expenses	$425,340	$412,986	$511,646

Class B Shares

	Alger International Growth Fund	Alger Mid Cap Growth Fund	Alger Small Cap Growth Fund
Advertising & Promotion	$1,323	$830	$239
Compensation to Dealers	$216,235	$164,464	$41,654
Compensation to Sales Personnel	$9,743	$6,127	$1,767
Interest	$328,168	$217,386	$310,872
Printing	$212	$134	$39
Total Selling Expenses	$555,681	$388,941	$354,571

PAYING AGENT IN THE FEDERAL REPUBLIC OF GERMANY

The Sub-Funds have entered into a Paying Agent agreement with

Deutsche Bank AG

Junghofstraße 5-9

60262 Frankfurt am Main

Deutsche Bank AG receives a handling fee of Euro 15,000 p.a. with respect to all Sub-Funds and is additionally reimbursed for its expenses, whereas the handling fee is allotted between the Sub-Funds according to their respective net asset value.

In case shareholders request payments, e.g. dividend payments, through the German paying agent, for payments upon presentation of coupons the German paying agent receives commissions amounting to 0.4 percent of the gross amount of the payment payable on the shares of the respective Sub-Fund, but in no event shall such commission be less than Euro 10.00 or greater than Euro 1,000.00 per item.

In case shareholders request a redemption or exchange of shares through the German paying agent, for payments upon presentation of share certificates the German paying agent receives commissions amounting to 1.0 percent of the gross amount of the payment payable on the shares of the respective Sub-Fund, but in no event shall such commission be less than Euro 10.00 or greater than Euro 1,000.00 per item.

In case of dissemination of information the German paying agent shall also receive Euro 2.50 per letter sent to shareholders or prospective investors.

Checks or remittances for the purchase of participating shares can be directed to the Paying Agent. The Luxembourg-based settlement company The Bank of New York Mellon (Luxembourg) S.A., Vertigo Building - Polaris, 2-4 Rue Eugène Ruppert, L-2453 Luxembourg, converts the incoming amounts to U.S. dollars on the day of the receipt of the amount and immediately transfers these amounts on the investor’s behalf to the Custodian, with the valuation generally being effected on the second banking day following the transfer.

Investors may receive redemption proceeds, payments of dividends and distributions of capital gains via the Paying Agent.

Investors may also pay by means of a check denominated in U.S. dollars to The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480. The institution drawn upon by such check must be a bank in the United States of America.

Investors should designate the Sub-Fund and the relevant share class for which payment is intended since otherwise the payment might not be allotted. If it is not possible to allocate the payment because of a lack of sufficient information regarding the payment or because of the absence of the purchase request, the Sub-Funds reserve the right to reconvert the paid amount into Euro within 3 weeks and to repay it to the investor without interest.

With regard to payments to the Paying Agent account and repayments investors accept to bear the currency and interest risk associated with these procedures

REPRESENTATIVE IN GERMANY

The Alger Funds has appointed as Representative in the Federal Republic of Germany for Alger International Growth Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund

Angelo Lercara

Dechert LLP

Erika-Mann-Straße 5

80636 München

The Representative acts in the Federal Republic of Germany for The Alger Funds and its Sub-Funds in court and out of court. He is deemed to have authority to receive documents on behalf of the Investment Manager and the Main Distributor. The extent of this authority cannot be limited.

PLACE OF JURISDICTION

Place of jurisdiction for lawsuits brought against The Alger Funds or its Sub-Funds, the Investment Manager or the Main Distributor relating to the public distribution of participating shares in the Federal Republic of Germany is Hamburg. The statement of claim and all other documents may be served on the Representative.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

Each Class will be treated separately in determining distributions of capital gains and investment income payable to shareholders. Distributions will be automatically reinvested on the payment date for each shareholder’s account in additional shares of the respective distributing Sub-Fund at net asset value, unless the shareholder instructs the Sub-Fund, in writing through the German Distributor, to pay all distributions in cash. In addition, accounts whose distribution checks have been returned as undeliverable shall reinvest that distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future distribution checks shall be reinvested until instructions to the contrary including a valid address are provided by the shareholder(s).

Sub-Fund shares purchased through reinvestment of distributions are not subject to an initial sales charge or CDSC.

Distributions of Alger International Growth Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Sub-Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A dividends generally will be greater than those of class B due to the higher Rule 12b-1 fees associated with class B Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

Tax Information

The following is a summary of different tax considerations with regard to an investment made in the Sub-Funds and it is not intended to substitute individual tax advice. Investors should contact their own tax advisers as to the tax consequences of investing in the Sub-Funds.

Regulated Investment Company

The Alger Funds intends that each Sub-Fund will separately qualify and be treated as a “regulated investment company” for federal income tax purposes. A regulated investment company is not subject to regular income tax on any income or capital gains distributed to its shareholders if it, among other things, distributes at least 90 percent of its investment income to the shareholders within applicable time periods. Each Sub-Fund is treated as a separate taxable entity, with the result that each shareholder’s taxable dividends and distributions from a Sub-Fund reflect only the income and gains, net of losses, of the respective Sub-Fund.

U.S. Withholding Tax:

Under the Double Taxation Treaty between the Federal Republic of Germany and the United States of America for the avoidance of double taxation with respect to taxes on income the U.S. imposes a 15% withholding tax on certain distributions of the Sub-Funds to persons resident in the Federal Republic of Germany.

U.S. Federal Backup Tax:

Capital gains distributions and the proceeds from redemptions of shares paid to individuals and other non-exempt payees will be subject to a federal backup tax not exceeding 31% if the Sub-Funds are not provided with the U.S. American taxpayer identification number of the shareholder or the so-called W-8BEN declaration stating that the shareholder is not subject to this backup tax. The W-8BEN declaration is part of the purchase order and has to be renewed every three years. The relevant application forms are available on the internet page of the US Internal Revenue Service. The Alger Funds will also send these application forms to shareholders by post but does not assume liability for their reception. For that reason it is the shareholders’ responsibility to make sure that a valid W-8BEN declaration has been submitted.

U.S. Inheritance Tax:

In accordance with Article 9 of the Double Taxation Treaty of December 3, 1980 between the Federal Republic of Germany and the United States of America for the avoidance of double taxation with respect to taxes on estate, inheritance and gift, shares are not subject to U.S. taxation insofar as the shares are part of an estate or a gift from a person residing in the Federal Republic of Germany. Upon the death of one shareholder, and upon presentation of certain documents the right of disposal of the account is transferred to the heirs.

INVESTMENT TECHNIQUES, STRATEGIES AND RISKS IN DETAIL

This section contains information concerning the types of securities in which the Sub-Funds may invest, the investment strategies that the Sub-Funds may utilize and certain risks attendant to those securities and strategies.

In General. All Sub-Funds seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Sub-Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Sub-Funds may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Sub-Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

Alger Management’s investment strategies utilize the proprietary research of its analyst and portfolio management team to continually assess the markets and sectors it follows for attractive investment opportunities. With respect to stocks in the Funds’ portfolios, one principle of the portfolio strategy at Alger Management is for analysts and portfolio managers to evaluate the return potential vs. risk (downside) in each stock held in a portfolio and compare that to those, and other variables, offered by stocks under coverage within Alger Management’s research team. Portfolio managers, together with investment analysts, at Alger Management continually seek to optimize performance of the Sub-Funds’ portfolios by replacing individual stocks, or reducing or increasing their relative weighting in other portfolios, with stocks evaluated as having better appreciation potential, improved reward to risk opportunity, or offer the portfolio diversification or other characteristics determined to be beneficial to achieving the overall portfolio’s objectives. The Sub-Funds’ portfolio turnover rates may vary significantly from year to year as a result of the Sub-Funds’ investment process.

There is no guarantee that a Sub-Fund’s investment objective will be achieved.

Common and Preferred Stocks. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, each Sub-Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Each Sub-Fund may purchase trust preferred securities which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of the trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Temporary Defensive and Interim Investments. In times of adverse or unstable market, economic or political conditions, each Sub-Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Sub-Fund’s assets from a temporary, unacceptable risk of loss, rather than directly to promote the Sub-Fund’s investment objective. A Sub-Fund may also hold these types of securities pending the investment of proceeds from the sale of shares or portfolio securities or to meet anticipated redemptions of shares.

The Sub-Funds can buy:

•                                high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

•                                commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

•                                short-term debt obligations of corporate issuers, certificates of deposit and bankers’ acceptances of domestic and foreign banks and savings and loan associations; and

•                                repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

A Sub-Fund may not achieve its investment objective while in a temporary defensive or interim position.

Convertible Securities. Each Sub-Fund may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers’ payment obligations.

U.S. Government Obligations. Each Sub-Fund may invest in U.S. Government securities, which include Treasury Bills, Treasury Notes and Treasury Bonds that differ in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. In addition to U.S. Treasury securities, each Sub-Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law.

U.S. Government Agency Securities. These securities are issued or guaranteed by U.S. Government sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association (“FNMA”), Government National Mortgage Association (“GNMA”), Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, Small Business Administration, Federal Housing Administration and Maritime Administration.

Some of these securities are supported by the full faith and credit of the U.S. Treasury; and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Bank Obligations. Bank obligations are certificates of deposit, bankers’ acceptances and other short-term debt obligations. Certificates of deposit are short-term, unsecured, negotiable obligations of commercial banks. Bankers’ acceptances are negotiable time drafts drawn on commercial banks usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Sub-Funds will not invest in any of the above mentioned securities issued by a commercial bank unless (i) the relevant bank has total assets of at least US$1 billion, or the equivalent in other currencies, or, in the case of U.S. banks which do not have total assets of at least US$1 billion, the aggregate investment made in any one such bank is limited to US$250,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation, and (ii) in the case of foreign banks, the security is, in the opinion of Alger Management, The Alger Funds’ investment manager, of an investment quality comparable to other debt securities which may be purchased by the Sub-Funds. These limitations do not prevent the Sub-Funds from investing in securities issued by foreign branches of U.S. banks, provided they meet the foregoing requirements.

Non-U.S. Bank Obligations. Investments by the Sub-Funds in non-U.S. (“foreign”) bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

Short-term Corporate Debt Securities. These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed or variable rates.

Short-term Commercial Paper. These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

Variable Rate Master Demand Notes. These are unsecured financial instruments that provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Sub-Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Sub-Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the relevant Sub-Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this reason, suffer a loss to the extent of the default.

Repurchase Agreements. Under the terms of a repurchase agreement, a Sub-Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Sub-Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Sub-Fund’s holding period. Repurchase agreements may be seen to be loans by the Sub-Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Sub-Fund’s holding period and not necessarily related to the rate of return of the underlying security. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Sub-Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Sub-Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Sub-Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the credit solvency of those banks and dealers with whom the Sub-Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Firm Commitment Agreements and When-Issued Purchases. “When-issued” purchase mean the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When the Sub-Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Sub-Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under this agreement.

Warrants and Rights. Each Sub-Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a maturity of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

Restricted and Illiquid Securities. Each Sub-Fund may invest in restricted securities; i.e., securities which are subject to legal or contractual restrictions on their resale. These restrictions might prevent the sale of the securities at a time when a sale would otherwise be desirable. In order to sell securities that are not registered under the federal securities laws it may be necessary for a Sub-Fund to bear the expense of registration. Each Sub-Fund may invest in restricted securities governed by Rule 144A under the U.S. Securities Act of 1933, as amended. Rule 144A is designed to facilitate efficient trading of unregistered securities among institutional investors. Rule 144A permits the resale to qualified institutions of restricted securities that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted on NASDAQ. In adopting Rule 144A, the SEC specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the Board of Trustees determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule 144A, subject to the Board of Trustees’ oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes of the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities was to decline to limited levels, the liquidity of the Sub-Fund could be adversely affected.

A Sub-Fund will not invest more than 15% of its net assets (10% of net assets with respect to International Growth Fund) in “illiquid” securities, which include restricted securities, securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Short Sales. Each Sub-Fund may sell securities “short against the box.” While a short sale is the sale of a security the Sub-Fund does not own, it is “against the box” if at all times when the short position is open the Sub-Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short. Short sale transactions have been subject to increased regulatory scrutiny in response to recent market events, including the imposition of restrictions on short-selling certain securities and reporting requirements.  Regulatory authorities may from time to time impose restrictions that adversely affect the ability to borrow certain securities in connection with short sale transactions. Regulations imposed by the SEC, and the potential for further interventions by the SEC or other regulators, may discourage or impede short selling practices due to the increased economic, regulatory, compliance and disclosure obligations or risks that they present.

Lending of Portfolio Securities. Each Sub-Fund may lend securities of its portfolio to brokers, dealers and other financial organizations. Loans of securities by the Fund, if and when made, may not exceed 33-1/3% of the Fund’s total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Sub-Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Sub-Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Sub-Fund will adhere to the following conditions whenever its securities are loaned: (a) the Sub-Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Sub-Fund must be able to terminate the loan at any time; (d) the Sub-Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Sub-Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the fund’s investment occurs, the fund’s Board of Trustees must terminate the loan and regain the right to vote the securities. A Sub-Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Sub-Fund is delayed in or prevented from exercising its rights to dispose of the collateral including the risk of a possible decline in the value of the collateral securities during the period in which the Sub-Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

Non-U.S. (“Foreign”) Securities. Each Sub-Fund may invest up to 20% of the value of its total assets in foreign securities (exclusive American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers). Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or altered circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments. It should be noted that there may be less publicly available information about foreign issuers, and foreign issuers are not subject to U.S. accounting standards. Securities of some foreign issuers are less liquid and more volatile than securities of U.S. issuers and foreign brokerage commissions are generally higher than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

The risks associated with investing in foreign securities are often heightened for investments in emerging markets countries. These heightened risks include (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the small size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict the Fund’s investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property. A Sub-Fund’s purchase and sale of portfolio securities in certain emerging markets countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of the Sub-Fund, Alger Management and its affiliates and its clients and other service providers. The Sub-Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached. These limitations may have a negative impact on a Sub-Fund’s performance and may adversely affect the liquidity of the Sub-Fund’s investment to the extent that it invests in certain emerging market countries. In addition, some emerging markets countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging markets countries’ currencies may not be internationally traded. Certain of these currencies have experienced volatility relative to the U.S.dollar. If a Sub-Fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the Sub-Fund’s net asset value will be adversely affected. If the Sub-Fund hedges the U.S. dollar value of securities it owns denominated in currencies that increase in value, the Sub-Fund will not benefit from the hedge it purchased and will lose the amount it paid for the hedge. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

Each Sub-Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, “ADRs”) and Global Depositary Receipts and Global Depositary Shares (collectively, “GDRs”) and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

These securities may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

Non-U.S. (“Foreign”) Debt Securities. The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries’ fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country’s economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of “quasi-governmental agencies” and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government’s full faith and credit and general taxing powers.

Derivatives. Each Fund may use derivative instruments. Each Fund currently expects that its primary uses of derivatives will involve purchasing put and call options, selling (writing) covered put and call options, and entering into forward currency contracts

Derivative Transactions. Each Sub-Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, to provide a substitute for purchasing or selling particular securities or to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Sub-Funds may use include, but are not limited to options contracts, futures contracts, and options on futures contracts. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. Alger Management, however, may decide not to employ some or all of these strategies for a Sub-Fund and there is no assurance that any derivatives strategy used by the Sub-Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a Sub-Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Sub-Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on a Sub-Fund’s performance.

If a Sub-Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Sub-Fund’s return or result in a loss. A Sub-Fund also could experience losses if its derivatives were poorly correlated with the underlying instruments or the Sub-Fund’s other investments, or if the Sub-Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Each Sub-Fund, as permitted, may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Sub-Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Sub-Fund’s investment objective and legally permissible for the Sub-Fund. Before a Sub-Fund enters into such transactions or makes any such investment, the Sub-Fund will provide appropriate disclosure in the Prospectus.

Options. All of the Sub-Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements or to provide diversification of risk. The Sub-Funds may only buy or sell options that are listed on a national securities exchange. A Sub-Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security’s market value. When the Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as a profit the premium it received.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

When purchasing options, the Fund bears the risk that if the market value of the underlying security does not move to a level that would make exercise of the option profitable, the option will expire unexercised. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying security to the option holder and will not participate in any increase in the security’s value above that price. When a put option written by the fund is exercised, the Fund will be required to purchase the underlying security at a price in excess of its market value.

A Sub-Fund will not sell options that are not covered. A call option written by a Sub-Fund on a security is “covered” if the Sub-Fund owns the underlying security covered by the call or has an absolute and immediate right to  acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Sub-Fund holds a call on the same security as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Sub-Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is “covered” if the Sub-Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Sub-Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Sub-Fund has been assigned an exercise notice, the Sub-Fund will be unable to effect a closing purchase transaction. Similarly, if the Sub-Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Sub-Fund so desires.

The Sub-Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Sub-Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Sub-Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Sub-Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Sub-Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Sub-Fund is obligated, in return for the premium received, to make delivery of this amount. The Sub-Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Sub-Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Sub-Fund’s securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Sub-Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Sub-Funds in put and call options, there can be no assurance that a Sub-Fund will succeed in any option trading program it undertakes.

Forward Currency Contracts. Each Fund may enter into foreign currency contracts for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. A forward currency contract involves a privately negotiated obligation by the Fund to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed upon by the parties, at a price set at the time of the contract. Entering into forward currency contracts will subject the Fund to risks, including, in particular, currency exchange rate risks and the risk of non-performance by the contract counterparty. Additionally, the Fund’s success in these contracts may depend on the Manager’s ability to predict accurately future foreign exchange rates.

Synthetic Convertible Instruments. A “synthetic” convertible instrument combines separate securities that possess the economic characteristics similar to a convertible security, i.e., fixed-income securities (“fixed-income component,” which may be a convertible or non-convertible security) and the right to acquire equity securities (“convertible component”). The fixed-income component is achieved by investing in fixed-income securities, including bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. In establishing a synthetic convertible instrument, the Fund may also pool a basket of fixed-income securities and a basket of warrants or options that produce the economic characteristics similar to a convertible security. Within each basket of fixed-income securities and warrants or options, different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. The Fund may also purchase synthetic convertible instruments created by other parties, typically investment banks, including convertible structured notes. Convertible structured notes are fixed-income debentures linked to equity. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible. Purchasing synthetic convertible instruments may offer more flexibility than purchasing a convertible security. Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times. Synthetic convertible instruments are considered convertible securities for purposes of the Fund’s policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in convertible securities. The value of a synthetic convertible instrument will respond differently to market fluctuations than a convertible security because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Borrowing. All of the Sub-Funds may borrow from banks for temporary or emergency purposes.

Interfund Loans. The SEC has granted an exemption permitting the Funds advised by Alger Management to participate in an interfund lending program.  This program allows the Funds to borrow money from and lend money to each other for temporary or emergency purposes.  Each of Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund may lend uninvested cash in an amount up to 15% of its net assets to other Funds, and each Fund may borrow in an amount up to 10% of its net assets from other Funds.  Alger International Growth Fund’s investment restrictions prohibit the Fund from lending its uninvested cash.  If a Fund has borrowed from other Funds and has aggregate borrowings from all sources that exceed 10% of the Fund’s total assets, such Fund will secure all of its loans from other Funds. The ability of the Fund to lend cash to or borrow cash from other Funds is subject to certain other terms and conditions.  The Trust’s Board of Trustees is responsible for overseeing the interfund lending program.

Further Details. The Sub-Funds do not use techniques and instruments for coverage of price and currency gains. The Sub-Funds are not limited to investments in securities listed at a stock exchange and may purchase securities, which sale is restricted in any kind because of contractual agreements. The Sub-Funds may hold their whole assets in deposits, however, they wont do that due to their investment objectives.

INVESTMENT RESTRICTIONS

The investment restrictions 1. to 8. below have been adopted by The Alger Funds with respect to each of the Sub-Funds (except the Alger International Growth Fund) as fundamental policies. Under the Investment Company Act of 1940, as amended , a “fundamental” policy may not be changed without the vote of a “majority of the outstanding voting shares” of the relevant Sub-Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Sub-Fund meeting if the holders of more than 50 percent of the outstanding shares of the Sub-Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. Each of the Sub-Funds’ investment objectives (except for Alger International Growth Fund) is a non-fundamental policy that may be changed by vote of a majority of the Board of Trustees at any time.

Please note, that the Trustees, by way of the following resolution voted upon on December 1, 1993, have amended some of the investment restrictions and adopted some new ones, which also only may be changed with the shareholders’ approval as long as the Sub-Funds are registered in Germany.

1. Except as otherwise permitted by the  Investment Company Act of 1940, as amended (which currently limits borrowing to no more than 33 1/3% of the value of the Sub-Fund’s total assets), or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not borrow money.

2. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not act as an underwriter of securities of other issuers, except to the extent the Sub-Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

3. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not lend any securities or make loans to others. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the Sub-Fund.

4. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not issue any senior security (as such term is defined in Section 18(f) of the  Investment Company Act of 1940, as amended), except insofar as the Sub-Fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the Sub-Fund’s borrowing policies. For purposes of this investment restriction, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of senior security.

5. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not purchase, hold or deal in real estate, but the Sub-Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

6. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not invest in physical commodities or physical commodities contracts, except that the Sub-Fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

7. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

8. Except as otherwise permitted by the  Investment Company Act of 1940, as amended, or interpretations or modifications by, or exemptive or other relief from, the SEC or other authority with appropriate jurisdiction, and disclosed to investors, the Sub-Fund may not (a)

invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the Sub-Fund’s total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation, nor (b) hold more than 10% of the outstanding voting securities of any single issuer (this restriction in clause (b) applies only with respect to 75% of the Sub-Fund’s total assets).

The investment policies adopted by The Alger Funds prohibit the Alger International Growth Fund from:

1.                            Purchasing the securities of any issuer if as a result more than five percent of the value of the Sub-Fund’s total assets would be invested in the securities of the issuer. This shall not apply to U.S. Government securities. Furthermore up to 25 percent of the value of the Sub-Fund’s total assets may be invested without regard to this limitation.

2.                            Purchasing more than 10 percent of the voting securities of any one issuer or more than 10 percent of the voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3.                            Selling securities short or purchasing securities on margin, except that the Sub-Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities “short against the box”.

4.                            Borrowing money, except that the Sub-Fund may borrow for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Sub-Fund’s total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings exceed five percent of the value of the Sub-Fund’s total assets, the Sub-Fund will not make any additional investments. Immediately after any borrowing the Sub-Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5.                            Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Sub-Fund’s total assets. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6.                            Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7.                            Underwriting the securities of other issuers, except insofar as the Sub-Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8.                            Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9.                            Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange.

10.                     Purchasing any securities that would cause more than 25 percent of the value of the Sub-Fund’s total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government securities.

11.                     Investing in commodities.

12.                     Investing more than 10 percent of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

13.                     Purchasing or selling real estate or real estate limited partnerships, except that the portfolios may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

As long as Alger International Growth Fund, Alger Mid Cap Growth Fund, and Alger Small Cap Growth Fund are registered in Germany, these Sub-Funds may not, unless prior approval of their shareholders is given:

1.                            Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

2.                            Invest in participations of venture capital or private equity funds.

3.                            Borrow money, except that the Sub-Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Act, or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes, and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed). Any such borrowings shall be at borrowing conditions which reflect customary market standards.

4.                            Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Sub-Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

5.                            Pledge or otherwise encumber or transfer by way of security or assign by way of security any asset of the Sub-Fund except in the case of borrowings which take account of the requirements under No. 3 or in the case of the provision of security in order to comply with margining or re-margining obligations in the context of the settlement of transactions in derivative instruments which are derived from securities, money market instruments, recognised financial indices, interest rates, foreign exchange rates or currencies.

6.                            Carry out any transactions for the account of its assets the subject of which is the sale of assets which are not comprised in the Sub-Fund`s asset pool, and the Sub-Fund may only grant the right to demand delivery of assets (call option) to a third person for the account of the assets where the assets forming the object of the call option belong to the Sub-Fund`s asset pool at the time of granting the option.

7.                            Only on a shareholder’s request and if the Board of Trustees so determines, the Sub-Fund shall have the right, to satisfy redemption requests to such shareholder who so requests, in kind by allocating to the holder investments from the portfolio of assets equal in value to the value of the shares to be redeemed. The nature and type of assets to be transferred in such case shall be determined on a fair and reasonable basis and without prejudicing the interests of the other holders of shares and the valuation used shall be confirmed by a special report of the auditor of the Sub-Fund. The costs of any such transfers shall be borne by the transferee.

8.                            Where the purchase of shares is agreed for a period of several years, no more than one third of each payment agreed for the first year may be used to cover costs; the remaining costs shall be equally apportioned to all later payments.

In the case of a change in the laws of Germany applicable to a Sub-Fund, the Trustees have the right to adjust the above restrictions relating to the Fund’s registration in Germany accordingly without the prior approval of the Fund’s shareholders.

The Sub-Funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Sub-Funds are registered in Germany.

Except in the case of the percent limitation set forth in Investment Restriction No. 1 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the portfolios’ other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the portfolio’s assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities and other financial instruments for a Sub-Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust’s Board of Trustees. Although investment requirements for each Sub-Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Sub-Funds, investments of the type the Sub-Funds may make may also be made by these other accounts or Sub-Funds. When a Sub-Fund and one or more other Sub-Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Sub-Fund or the size of the position obtained or disposed of by a Sub-Fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer’s markup or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust’s Board of Trustees has determined that Sub-Fund transactions will generally be executed through Alger Inc., a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Sub-Fund involved a rate consistent with that charged to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Sub-Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Sub-Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Sub-Fund involved, the other Sub-Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management’s fees under its agreements with the Sub-Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Sub-Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Sub-Funds. The commissions paid to Alger Inc. during the fiscal years ended October 31, 2011, 2012, and 2013 are listed in the table below. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities.

				Paid to Alger Inc.:
	Total $ paid by the Sub-Fund			US-Dollar Amount			% of Brokerage Commissions Paid to Alger Inc:			% of US-Dollar Amount of Transaction Effected through Alger Inc.
	2013	2012	2011	2013	2012	2011	2013	2012	2011	2013	2012	2011
Alger International Growth Fund	1,120,079	631,329	365,852	126,657	286,773	177,789	11	45	43	23	50	49
Alger Mid Cap Growth Fund	664,225	1,018,243	1,616,255	144,849	401,261	492,506	22	39	43	21	44	51
Alger Small Cap Growth Fund	467,024	476,888	724,956	153,815	205,116	270,930	33	43	37	35	44	39

	Soft Dollar Transactions
	Value of Transactions in US$			Commissions in US$
	2013	2012	2011	2013	2012	2011
Alger International Growth Fund	98,269,043	105,781,764	104,821,436	77,463	106,848	89,320
Alger Mid Cap Growth Fund	89,947,807	114,894,140	246,659,485	77,364	132,080	307,081
Alger Small Cap Growth Fund	34,189,451	47,567,185	91,631,867	62,115	68,799	143,023

LIMITATIONS ON EXCESSIVE TRADING

Each of the Sub-Funds except for International Fund invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis. International Fund may invest a significant amount of its assets in securities traded on foreign exchanges for which current New York market-closing prices may not be readily available on a daily basis at the time the Fund prices its portfolio and determines its NAV per share.

Each Fund will determine a fair value for portfolio securities for which current market closing prices are not readily available or otherwise require fair valuation in the circumstances discussed under “Net Asset Value.” Additionally, early redemption (including by exchange) of the Sub-Funds’ shares is subject to a redemption fee. As a result, the Investment Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from “stale” pricing. Nonetheless, the Sub-Funds recognize that the presence of small capitalization and medium capitalization securities and/or foreign securities in a Sub-Fund’s portfolio and other circumstances may invite active in-and-out trading by Sub-Fund shareholders, for whatever reason implemented (including the perception that that Sub-Funds that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater opportunities because they are less liquid than securities of larger capitalization issuers or that if a Sub-Fund invests primarily in foreign securities, it may be more susceptible to the risk of excessive short-term trading due to the potential for time zone arbitrage). Active trading may be attempted and may, if carried out on a large scale, impose burdens on the Sub-Funds’ portfolio managers, interfere with the efficient management of a Sub-Fund, increase the Sub-Fund’s transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Sub-Fund and its other shareholders. The Sub-Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the Funds. The redemption fee, as described on page 29 herein, is expected to discourage frequent in-and-out trading in Sub-Fund shares.

The Board of Trustees has adopted policies and procedures, including imposition of the redemption fee described herein, to discourage frequent trading of Fund shares. These policies and procedures allow a Fund to reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares or shares of other funds sponsored by the Manager that is detrimental to the Fund involved.

In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading.

There is no guarantee that the Funds’ efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees have adopted policies and procedures relating to disclosure of the Sub-Funds’ portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Sub-Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Sub-Funds) are acceptable.

The Sub-Funds make their full holdings available semi-annually in financial reports that are generally available within sixty (60) days of the end of the Sub-Funds’ fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Sub-Funds provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Sub-Funds will communicate with these third parties to confirm that they understand the Sub-Funds’ policies and procedures regarding such disclosure. This agreement must be approved by the Funds’ Chief Compliance Officer.

The Trustees periodically review a report disclosing the third parties to whom each Sub-Fund’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Sub-Fund and its shareholders.

In addition to material the Sub-Funds routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of Fund portfolios versus their respective index and security specific impact on overall portfolio performance. Please contact the Fund at (800) 992-3863 to obtain such information.

The Fund provides its portfolio holdings on a daily basis, with no lag, to each of Factset, Thompson Reures, Pershing LLC and Bloomberg. The Fund has ongoing arrangements to provide its portfolio holdings to Watson Wyatt Investment Consulting, Consulting Group Citi Smith Barney, Mercer Investment Consulting, Morningstar, Lipper and Standard & Poor’s. Neither the Trust nor any other person is directly compensated for such disclosure, although certain persons receiving such disclosure may be investors in one or more Funds and may therefore be subject to fees applicable to all shareholders.

ORGANIZATION AND LEGAL POSITION OF SHAREHOLDERS

The Alger Funds was organized on March 20, 1986 under the laws of the Commonwealth of Massachusetts, U.S.A. as a “Massachusetts Business Trust” for an indefinite period of time. The Alger Funds offers participating shares at par value of US$ 0.001 per share, currently issued by ten independent Sub-Funds, each established for an indefinite period of time as well. Three of these Sub-Funds, namely Alger International Growth Fund, Alger Small Cap Growth Fund and Alger Mid Cap Growth Fund, are distributed in Germany. On March 1, 2010, a space character was added to the names of the Sub-Funds before the word “Cap”. An unlimited number of participating shares in the Sub-Funds has been authorized. No shares in the Sub-Fund have any preference over the shares in another Sub-Fund.

Alger Large Cap Growth Fund and Alger Small Cap Growth Fund commenced operations on November 11, 1986. On May 31, 2013 Alger Large Cap Growth Fund became Alger International Fund. Alger Mid Cap Growth Fund commenced operations on May 24, 1993.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust’s Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. Under the Investment Company Act of 1940, as amended, shareholders of record of no less than two-thirds of the outstanding shares of The Alger Funds may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call in a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of The Alger Funds’ outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that all class B shares automatically convert to class A shares after specified periods. Shareholders generally vote by Sub-Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Sub-Fund on matters in which the interests of one class differ from those of another. Physical share certificates are not issued for shares of the Sub-Funds.

When matters are submitted for shareholder vote, shareholders of each Sub-Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Sub-Funds. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Sub-Funds and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by a Sub-Fund or a Trustee. The Trust Agreement provides for indemnification from the Sub-Fund’s property for all losses and expenses of any shareholder held personally liable for the obligations of a Sub-Fund. Thus, the risk of a financial loss on account of shareholder liability is limited to circumstances in which the Sub-Fund itself would be unable to meet its obligations, a possibility that The Alger Funds believes is remote. Upon payment of any liability incurred by the Sub-Fund, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Sub-Fund. The Trustees intend to conduct the operations of the Sub-Funds in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Sub-Fund.

CONTRACTUAL CONDITIONS

The legal relationship between the investor and The Alger Funds is governed by the following contractual conditions which are represented by a non-conclusive summary of the provisions of the Declaration of Trust, Articles of Association and the Statement of Additional Information (Additional Information). A complete version of the aforementioned contractual documents in German language is available free of charge at the German Distributor and the German Representative.

I.                             GENERAL INFORMATION

1.1                     All shares in the Sub-Funds represent equal property rights without there being participating shares with preferred rights. The number of participating shares is unlimited.

1.2                     The sales contract comes into effect as soon as a purchase order has been properly received, the offering price has been received by the Custodian in the currency of the United States of America and the respective Sub-Fund has not immediately rejected the purchase order.

1.3                     A Sub-Fund’s minimum initial investment is EUR 5,000.

1.4                     Immediately after the sales contract has come into effect, the Transfer Agent will on behalf of the Sub-Funds entry the buyer’s name in the share register so that participating shares in the amount of the relevant offering price will be transferred to the buyer. The buyer accordingly receives confirmation of such and, on request, a certificate.

1.5                     One copy each of the Declarations of Trust of the Sub-Funds has been submitted to the Ministry of the Interior of the State of Massachusetts. Express indication is given hereby that the present prospectus is issued solely in the name of the Sub-Funds and that any obligations which may arise in connection with or from this prospectus are not binding for the individual Trustees, the representative or shareholders of the Sub-Funds, but may only be asserted against the assets of the Sub-Funds.  Effective November 22, 2004, physical share certificates will no longer be issued for shares of the Sub-Funds.

II.                        INVESTMENT RESTRICTIONS

As long as Alger International Growth Fund, Alger Mid Cap Growth Fund and Alger Small Cap Growth Fund are registered in Germany, these Sub-Funds may not without prior approval of their shareholders:

2.1                     Invest in the securities of any other domestic or foreign investment company or investment fund or other investment vehicle which is invested according to the principle of risk-spreading, irrespective of the legal structure of such investment vehicle.

2.2                     Invest in participations of venture capital or private equity funds.

2.3                     Borrow money, except that the Sub-Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940, as amended, or any exemptions therefrom which may be granted by the SEC and then only for temporary purposes, and in an amount not exceeding 10% of the value of its total assets (including the amount borrowed). Any such borrowings shall be at borrowing conditions which reflect customary market standards.

2.4                     Purchase or sell real estate, or any interest therein, and real estate mortgage loans, except that the Sub-Fund may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies that invest in real estate or interests therein.

2.5                     Pledge or otherwise encumber or transfer by way of security or assign by way of security any asset of the Sub-Fund except in the case of borrowings which take account of the requirements under No. 3 or in the case of the provision of security in order to comply with margining or re-margining obligations in the context of the settlement of transactions in derivative instruments which are derived from securities, money market instruments, recognised financial indices, interest rates, foreign exchange rates or currencies.

2.6                     Carry out any transactions for the account of its assets the subject of which is the sale of assets which are not comprised in the Sub-Fund`s asset pool, and the Sub-Fund may only grant the right to demand delivery of assets (call option) to a third person for the account of the assets where the assets forming the object of the call option belong to the Sub-Fund`s asset pool at the time of granting the option.

2.7                     Only on a shareholder’s request and if the Board of Trustees so determines, the Sub-Fund shall have the right, to satisfy redemption requests to such shareholder who so requests, in kind by allocating to the holder investments from the portfolio of assets equal in value to the value of the shares to be redeemed. The nature and type of assets to be transferred in such case shall be determined on a fair and reasonable basis and without prejudicing the interests of the other holders of shares and the valuation used shall be confirmed by a special report of the auditor of the Sub-Fund. The costs of any such transfers shall be borne by the transferee.

2.8                     Where the purchase of shares is agreed for a period of several years, no more than one third of each payment agreed for the first year may be used to cover costs; the remaining costs shall be equally apportioned to all later payments.

III.                   OFFERING PRICE OF THE SHARES

The offering price of class A shares is calculated by dividing the net asset value of the respective Sub-Fund by the number of shares outstanding at the purchase date, plus any applicable initial sales charge of up to 5.25%. The offering price of class B shares is calculated by dividing the net asset value of the respective Sub-Fund by the number of shares outstanding at the purchase date. No sales charge is imposed.

IV.                    REPURCHASE OF SHARES

4.1                     The Sub-Funds are obliged to repurchase shares in cash at their redemption price. Certain formalities defined by the Trustees must be observed. The obligation to repurchase shares may be suspended when the New York Stock Exchange is closed or when the SEC permits suspension under certain circumstances.

4.2                     The redemption price is the net asset value per share next determined after the request for redemption is received in good order at the Transfer Agent after deduction of a contingent deferred sales charge, if any, and subject to a redemption fee of 2%.

With regard to class B shares a contingent deferred sales charge is imposed on the original investment in case the class B shares acquired with the initial investment are redeemed prior to a holding period of six years. The contingent deferred sales charge is 5% on redemptions within the first year and decreases as described in the prospectus. After six years redemptions are free of charge.

Redemptions of shares which have been acquired during the six year period through reinvestment of distributed dividends and capital gains are free of charge as are increases in the value of the shares.

V.                         MAINTENANCE OF ACCOUNTS

5.1                     The shareholder accounts are maintained as single or joint accounts with individual power of disposal.

5.2                     The Sub-Funds may request the certificate of inheritance, letters testamentary or other necessary documents in order to clarify execution authority. The Sub-Funds may waive the submission of a certificate of inheritance or letters testamentary if they receive an original or witnessed copy of the testamentary disposition (testament, contract of inheritance) together with the associated minutes of opening. The Sub-Funds may regard as authorized the person designated therein as the heir or executor, permit him to dispose, and in particular may make payments to him with discharging effect.

This does not apply if it is known to the Sub-Funds that the person named therein is not authorized for disposition, or if the Sub-Funds have not become aware of this because of negligence.

VI.                    TRUSTEES AND MANAGEMENT

6.1                     The Trustees are elected either by the other Trustees or by the shareholders. The number of Trustees is determined by the Trustees.

6.2                     The management of the Sub-Funds is the responsibility of the Trustees, who are entitled to engage an investment manager for such purpose.

VII.               SHAREHOLDERS’ MEETINGS

Shareholders’ meetings may be convened from time to time by the Trustees or shareholders holding at least 10% of the shares.

VIII.          LIABILITY OF TRUSTEES

The Trustees shall only be held liable in the event of intent and gross negligence. They shall not be held personally liable for legal acts taken in the name of the Sub-Funds.

IX.                   INDEMNIFICATION OF SHAREHOLDERS FOR THIRD PARTY CLAIMS

9.1                     In the event that a claim is made against a shareholder solely because he is a shareholder of a certain Sub-Fund and not because of his own misconduct, he can demand to be indemnified by the respective Sub-Fund in respect of all expenses and costs that he thereby incurs.

9.2                     If third parties have claims against the Sub-Funds, such claims only affect the Sub-Funds and not against the shareholders, trustees, representatives, employees or managing directors.

X.                        APPLICABLE LAW

The Declaration of Trust was established according to the laws of the Commonwealth of Massachusetts (U.S.A.). The legal relationship between the shareholders and the Sub-Funds is governed by the laws of this state and the Investment Company Act of 1940, as amended.

XI.                   TERMINATION OF THE SUB-FUNDS

The Sub-Funds have been established for an indefinite period. They may be terminated at any time by a majority of the Trustees who require a majority of the shareholder votes.

The liquidation proceeds shall be distributed to the shareholders in proportion to their shareholdings once all liabilities have been met.

This Prospectus and the documents mentioned therein represent the legal basis for the relationship between the investors, The Alger Funds and the other companies stated in this Prospectus.